           As filed with the U.S. Securities and Exchange Commission
                             on December 28, 1995

                       Securities Act File No. 33-82362
                   Investment Company Act File No. 811-8686

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                         Pre-Effective Amendment No.                       [ ]

                        Post-Effective Amendment No. 4                     [x]

                                    and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

                                Amendment No. 5                            [x]

                       (Check appropriate box or boxes)

                     Warburg, Pincus Japan OTC Fund, Inc.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Exact Name of Registrant as Specified in Charter)

     466 Lexington Avenue
     New York, New York                                     10017-3147
 ........................................          .....................
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 878-0600

                              Mr. Eugene P. Grace
                     Warburg, Pincus Japan OTC Fund, Inc.
                             466 Lexington Avenue
                         New York, New York 10017-3147
                   .........................................
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Rose F. DiMartino, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                        New York, New York  10022-4677

60530118

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[x]  on December 29, 1995 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       _________________________________


                      DECLARATION PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended, pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1995 was filed on December 19, 1995.

                     WARBURG, PINCUS JAPAN OTC FUND, INC.

                                   FORM N-1A

                             CROSS REFERENCE SHEET


                                             Heading for the Common Shares
          Part A                             and the Advisor Shares
          Item No.                           Prospectuses*
          --------                           -----------------------------

          1.   Cover Page . . . . . . .      Cover Page

          2.   Synopsis . . . . . . . .      The Funds' Expenses

          3.   Condensed Financial           Financial Highlights
               Information  . . . . . .

          4.   General Description of
               Registrant . . . . . . .      Cover Page; Investment
                                             Objectives and Policies;
                                             Portfolio Investments; Risk
                                             Factors and Special
                                             Considerations; Certain
                                             Investment Strategies; General
                                             Information

          5.   Management of the Fund .      Management of the Funds

          6.   Capital Stock and Other
               Securities . . . . . . .      General Information

          7.   Purchase of Securities
               Being Offered  . . . . .      How to Open an Account; How to
                                             Purchase Shares; Net Asset
                                             Value

          8.   Redemption or Repurchase      How to Redeem and Exchange
                                             Shares

          9.   Legal Proceedings  . . .      Not applicable



------------------------
* With respect to the Advisor Prospectus, all references to "the Funds" in this cross-reference sheet should be read as "the Fund."

          Part B                             Statement of Additional
          Item No.                           Information Heading
          --------                           -----------------------------

          10.  Cover Page . . . . . . .      Cover Page

          11.  Table of Contents  . . .      Contents

          12.  General Information and
               History  . . . . . . . .      Management of the Fund; Notes
                                             to Financial Statements; See
                                             Prospectuses--"General
                                             Information"

          13.  Investment Objectives and
               Policies . . . . . . . .      Investment Objective;
                                             Investment Policies

          14.  Management of the
               Registrant . . . . . . .      Management of the Fund

          15.  Control Persons and
               Principal Holders of
               Securities . . . . . . .      Management of the Fund;
                                             Miscellaneous; See
                                             Prospectuses--"General
                                             Information"

          16.  Investment Advisory and
               Other Services . . . . .      Management of the Fund; See
                                             Prospectuses--"Management of
                                             the Funds"

          17.  Brokerage Allocation   .      Investment Policies; See
                                             Prospectuses -- "Portfolio
                                             Transactions and Turnover
                                             Rate"

          18.  Capital Stock and Other
               Securities . . . . . . .      Management of the Fund --
                                             Organization of the Fund; See
                                             Prospectuses--"General
                                             Information"

          19.  Purchase, Redemption and
               Pricing of Securities
               Being Offered  . . . . .      Additional Purchase and
                                             Redemption Information; See
                                             Prospectuses -- "How to Open
                                             an Account," "How to Purchase
                                             Shares," "How to Redeem and
                                             Exchange Shares" and "Net
                                             Asset Value"

          Part B                             Statement of Additional
          Item No.                           Information Heading
          --------                           -----------------------------

          20.  Tax Status . . . . . . .      See Prospectuses--"Dividends,
                                             Distributions and Taxes";
                                             Additional Information
                                             Concerning Taxes

          21.  Underwriters . . . . . .      Investment Policies --
                                             Portfolio Transactions -- See
                                             Prospectuses--"Management of
                                             the Funds" and "Shareholder
                                             Servicing"

          22.  Calculation of
               Performance Data . . . .      Determination of Performance

          23.  Financial Statements . .      Report of Independent
                                             Auditors; Financial Statements

Part C

          Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                  PROSPECTUS

          The Fund's Common Share Prospectus is incorporated by reference to the Prospectus that forms part of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. (Securities Act File No. 33-27031; Investment Co. Act File No. 811-5765).

                                     [Logo]


                                    PROSPECTUS


                               DECEMBER 29, 1995

                       [ ] WARBURG PINCUS JAPAN OTC FUND

                 SUBJECT TO COMPLETION, DATED DECEMBER 27, 1995


                          WARBURG PINCUS ADVISOR FUNDS
                                 P.O. BOX 9030
                        BOSTON, MASSACHUSETTS 02205-9030
                        TELEPHONE NUMBER: (800) 888-6878

                                                               December 29, 1995

PROSPECTUS


Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. One Advisor Fund is described in this
Prospectus:


WARBURG PINCUS JAPAN OTC FUND seeks long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic instability, political uncertainty and differences in accounting methods. See 'Risk Factors and Special Considerations.'


The Fund currently offers two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Fund, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholder of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of up to .75% per annum, which is the economic equivalent of a sales charge. The Fund's Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.


NO MINIMUM INVESTMENT

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'


This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC') and is available to investors without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878. Information regarding the status of shareholder accounts may also be obtained by calling Warburg Pincus Advisor Funds at (800) 888-6878. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT
INSURANCE  CORPORATION,  THE  FEDERAL  RESERVE  BOARD,  OR  ANY  OTHER   AGENCY.
INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES COMMISSION  NOR  HAS THE
     SECURITIES  AND  EXCHANGE   COMMISSION  OR   ANY  STATE   SECURITIES
       COMMISSION PASSED UPON THE ACCURACY  OR  ADEQUACY  OF  THIS
             PROSPECTUS.  ANY  REPRESENTATION  TO  THE CONTRARY
                          IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

THE FUND'S EXPENSES

     The Fund currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.


Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of
       offering price)....................................................................................       0
     Redemption Fee (as a percentage of the value of shares redeemed).....................................    1.00%`D'
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees......................................................................................     .93%
     12b-1 Fees...........................................................................................     .75%*
     Other Expenses.......................................................................................     .57%
                                                                                                             -----
     Total Fund Operating Expenses (after fee waivers)**..................................................    2.25%
EXAMPLE
     You would pay the following expenses
       on a $1,000 investment, assuming (1) 5% annual return
       and (2) redemption at the end of each time period:
     1 year...............................................................................................   $  23
     3 years..............................................................................................   $  70
     5 years..............................................................................................   $ 120
     10 years.............................................................................................   $ 258


------------

 `D' Redemption fees are charged to shareholders redeeming their shares within six months after the date of purchase and are paid to the Fund. The redemption fee is currently being waived until such later date as the Fund may determine. See 'How to Redeem and Exchange Shares.'
 * Current 12b-1 fees are .50% out of a maximum .75% authorized under the Advisor Shares' Distribution Plan. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

** Management Fees, Other Expenses and  Total Fund Operating Expenses are  based on actual expenses for the fiscal year ended October 31, 1995, net of any fee waivers or expense reimbursements. Without such waivers and/or reimbursements, Management Fees would have equalled 1.25%, Other Expenses would have equalled .60%, and Total Fund Operating Expenses would have equalled 2.60%. The investment adviser and co-administrator are under no obligation to continue these waivers.


                            ------------------------


     The expense table shows the costs and expenses that an investor will bear directly or indirectly as an Advisor Shareholder of the Fund. Institutions also may charge their clients fees in connection with investments in the Advisor Shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
(FOR AN ADVISOR SHARE OUTSTANDING THROUGHOUT THE PERIOD)


     The following information regarding the Fund for the fiscal year ended October 31, 1995 has been derived from information audited by Coopers & Lybrand L.L.P., independent auditors, whose report dated December 14, 1995 appears in the Fund's Statement of Additional Information. Further information about the performance of the Fund is contained in the annual report, dated October 31, 1995, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 888-6878.


                                                                                                    FOR THE PERIOD
                                                                                                  SEPTEMBER 30, 1994
                                                                                FOR THE YEAR       (COMMENCEMENT OF
                                                                                   ENDED          OPERATIONS) THROUGH
                                                                              OCTOBER 31, 1995     OCTOBER 31, 1994
                                                                              ----------------    -------------------
Net Asset Value, Beginning of Period.......................................       $   9.85                $10.00
                                                                              ----------------          -------
  Income from Investment Operations
  Net Investment Income....................................................           (.02)                 .00
  Net Gains (Losses) from Securities and Foreign Currency Related Items
     (both realized and unrealized)........................................           (.75)                (.15)
                                                                              ----------------          -------
  Total from Investment Operations.........................................            .77                 (.15)
                                                                              ----------------          -------
  Less Distributions
  Dividends (from net investment income)...................................            .00                  .00
  Distributions (from capital gains).......................................            .00                  .00
                                                                              ----------------          -------
  Total Distributions......................................................            .00                  .00
                                                                              ----------------          -------
Net Asset Value, End of Period.............................................       $   9.08              $  9.85
                                                                              ----------------          -------
                                                                              ----------------          -------
Total Return...............................................................          (7.82%)             (15.84%)*
Ratios/Supplemental Data
Net Assets, End of Period (000s)...........................................       $      1               $    1
Ratios to average daily net assets:
  Operating expenses.......................................................           1.31%                1.18%*
  Net investment income (loss).............................................           (.19%)                .12%*
  Decrease reflected in above expense ratios due to waivers/
     reimbursements........................................................           1.83%                4.74%*
Portfolio Turnover Rate....................................................          82.98%                 .00%


------------

* Annualized.

INVESTMENT OBJECTIVE AND POLICIES


     The Fund seeks long-term capital appreciation. This objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Fund. Any investment involves risk and, therefore, there can be no assurance that the Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Fund may make.



     The Fund is a non-diversified management investment company that pursues its investment objective by investing in a portfolio of securities traded in the Japanese over-the-counter market. The Fund is designed to provide an opportunity to participate in the dynamic structural changes in the Japanese industrial system through investment in less-established, higher growth companies that can be expected to benefit from these changes. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in securities of companies traded through JASDAQ, the primary Japanese over-the-counter market, or the Japanese Second Section OTC Market (the 'Frontier Market'). The portion of the Fund's assets that is not invested through JASDAQ or the Frontier Market may be invested in securities of Japanese issuers that are not traded through JASDAQ or the Frontier Market or exchange-traded and over-the-counter securities of issuers in other Asian markets, in addition to the other instruments described below. The Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. The Fund will not invest in securities of non-Asian issuers, except that the Fund may, for defensive purposes, invest in U.S. debt securities and money market obligations. The Fund intends its portfolio to consist principally of equity securities (common stock, warrants and securities convertible into common stock), which may include shares of closed-end investment companies investing in Asia. The Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies. From time to time, the Fund may hedge part or all of its exposure to the Japanese yen, thereby reducing or substantially eliminating any favorable or unfavorable impact of changes in the value of the yen in relation to the U.S. dollar.



PORTFOLIO INVESTMENTS


INVESTMENT GRADE DEBT. The Fund may invest up to 35% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ('Warburg'). Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.


     A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in securities that have been downgraded below investment grade.



     When Warburg believes that a defensive posture is warranted, the Fund may invest temporarily without limit in U.S. debt securities and in domestic and foreign money market obligations, including repurchase agreements.


MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal circumstances, up to 20% of its total assets in domestic and foreign short-term (one year or less to maturity) or medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

     Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. Warburg, acting under the supervision of the Fund's Board of Directors (the 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').



     Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg, PFPC Inc. ('PFPC'), the Fund's co-administrator, or SPARX Investment & Research, USA, Inc., the Fund's sub-investment adviser ('SPARX USA') (each of Warburg and SPARX USA referred to individually as an 'Adviser'). As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including instruments that are supported by the full faith and credit of the United States, instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality.


CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund will invest only in convertible securities rated investment grade at the time of purchase or deemed to be of equivalent quality. The Fund does not currently intend during the coming year to hold more than 5% of its net assets in the aggregate of investment grade convertible securities and investment grade debt downgraded below investment grade subsequent to acquisition by the Fund.


RISK FACTORS AND SPECIAL
CONSIDERATIONS


     Investing in common stocks and securities convertible into common stocks is subject to the inherent risk of fluctuations in the prices of such securities. For certain additional risks relating to the Fund's investments, see 'Portfolio Investments' beginning at page 4 and 'Certain Investment Strategies' beginning at page 9.


JAPANESE INVESTMENTS. Investing in Japanese securities may involve the risks described below associated with investing in foreign securities generally. In addition, because the Fund invests primarily in Japan, the Fund will be subject to general economic and political conditions in Japan. The Fund should be considered a vehicle for diversification, but the Fund itself is not diversified.


     Securities in Japan are denominated and quoted in 'yen.' Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions for both non-residents and residents of Japan. In determining the net asset value of shares of the Fund, assets or liabilities initially expressed in terms of Japanese yen will be translated into U.S. dollars at the current selling rate of Japanese yen against U.S. dollars. As a result, in the absence of a successful currency hedge, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in the value of Japanese yen relative to the U.S. dollar.



     JASDAQ traded securities can be volatile, which may result in the Fund's net asset value fluctuating in response. Trading of equity securities through the JASDAQ market is conducted by securities firms in Japan, primarily through an organization which acts as a 'matching agent,' as opposed to a recognized stock exchange. Consequently, securities traded through JASDAQ may, from time to time, and especially in falling markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. This combination of limited liquidity and price volatility may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of JASDAQ restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely, during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio. In addition, although JASDAQ has generally experienced sustained growth in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined. The Frontier Market is expected to present greater liquidity, volatility and trading considerations than JASDAQ.



     At December 31, 1994, 581 issues were traded through JASDAQ, having an aggregate market capitalization of approximately 14 trillion yen (approximately [$134] billion as of December , 1995). The entry requirements for JASDAQ generally require a minimum of 2 million shares outstanding at the time of registration, a minimum of 200 shareholders, minimum pre-tax profits of 10 yen (approximately $.10 as of December , 1995) per share over the prior fiscal year and net worth of 200 million yen (approximately [$1.92] million as of December , 1995). JASDAQ has generally attracted small growth companies or companies whose major shareholders wish to sell only a small portion of the company's equity.



     The Frontier Market is a recently developed second over-the-counter market and is under the jurisdiction of JASDAQ, which is overseen by the Japanese Securities and Exchange Commission. The Frontier Market has less stringent entry requirements than those described above for JASDAQ and is designed to enable early stage companies access to capital markets. Frontier Market companies need not have a history of earnings, provided their spending on research and development equals at least 3% of revenues. In addition, companies traded through the Frontier Market are not required to have 2 million shares outstanding at the time of registration. As a result, investments in companies traded through the Frontier Market may involve a greater degree of risk than companies traded through JASDAQ. As of the date of this Prospectus, there were not yet any registrations on the Frontier Market.



     The decline in the Japanese securities markets since 1989 has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.



     Japan is largely dependent upon foreign economies for raw materials. International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest.


     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospec-tive regulatory reforms on the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect the Fund. For additional information, see 'Japan and its Securities Markets' beginning at page 28 of the Statement of Additional Information.

EMERGING MARKETS. The Fund may invest in securities of issuers located in less developed countries considered to be 'emerging markets.' Investing in securities of issuers located in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are gener-ally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


EMERGING GROWTH AND SMALL COMPANIES. Investing in securities of emerging growth companies, which may include JASDAQ and Frontier Market securities, may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small-and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones. Although investing in securities of emerging growth companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.



NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the 1933 Act ('Rule 144A Securities'). The Board will carefully monitor any investments by the Fund in Rule 144A Securities, which will be included within the Fund's limit on illiquid securities.



     Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

NON-DIVERSIFIED STATUS. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TRANSACTIONS AND
TURNOVER RATE


     The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever an Adviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio turnover may be taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in the Statement of Additional Information.


     All orders for transactions in securities or options on behalf of the Fund are placed by an Adviser with broker-dealers that it selects, including Counsellors Securities Inc., the Fund's distributor ('Counsellors Securities'). The Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES


     Although there is no intention of doing so during the coming year, the Fund is authorized to engage in the following investment strategies: (i) purchasing securities on a when-issued basis and purchasing or selling securities for delayed delivery, (ii) lending portfolio securities and (iii) entering into reverse repurchase agreements and dollar rolls. The Fund may invest up to 5% of its net assets in each of mortgage-backed securities and asset-backed securities. The Fund may also invest in zero coupon securities, although the Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of net assets. Detailed information concerning the Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.


FOREIGN SECURITIES. The Fund will ordinarily hold no less than 65% of its total assets in foreign securities. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the

United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.





OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of the Advisers, the Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Fund's net asset value and performance. Therefore, an investment in the Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Fund's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.



     Securities and Stock Index Options. The Fund may write put and call options on up to 25% of the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options; the Fund may also utilize up to 10% of its assets to purchase options on stocks and debt securities that are traded on U.S. and foreign exchanges, as well as over-the-counter ('OTC') options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Fund may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes, and may also write such options. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.


     The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

     Futures Contracts and Related Options. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write
(sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.



     Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.


     Currency Exchange Transactions. The Fund will conduct its currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.


     Hedging Considerations. The Fund may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. The Fund will engage in hedging transactions only when deemed advisable by an Adviser, and successful use of hedging transactions will depend on the Adviser's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.



     Additional Considerations. To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


     Asset Coverage. The Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities and indexes; currency, interest rate and stock index futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or certain liquid high-grade debt obligations or other assets that are acceptable as collateral to the appropriate regulatory authority in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

INVESTMENT GUIDELINES


     The Fund may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days; (iii) time deposits maturing in more than seven calendar days; and (iv) Rule 144A
Securities. Up to 5% of the Fund's total assets may be invested in the securities of issuers which have been in continuous operation for less than three years, and up to an additional 5% of its total assets may be invested in warrants. The Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that borrowings by the Fund may not exceed 30% of its total assets, and may pledge its assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Fund's net assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in the Statement of Additional Information.


MANAGEMENT OF THE FUND

INVESTMENT ADVISERS. The Fund employs Warburg as its investment adviser and SPARX USA as its sub-investment adviser. Warburg has general oversight for the day-to-day management of the Fund, manages the Fund's U.S. investments and investments in debt securities, determines the country allocation and industry allocation of Fund assets, monitors Fund expenses and evaluates the services provided by the sub-investment adviser to the Fund. Warburg also employs a support staff of management personnel to provide services to the Fund and furnishes the Fund with office space, furnishings and equipment. SPARX USA, in accordance with the investment objective and policies of the Fund and under the supervision of Warburg and the Board, makes investment decisions for the Fund involving Japanese and other Asian equity securities, places orders to buy and sell such securities on behalf of the Fund and provides research to the Fund relating to Japanese and other Asian companies and securities markets.


     The Fund pays Warburg an advisory fee calculated at an annual rate of 1.25% of the Fund's average daily net assets, out of which Warburg pays SPARX USA a fee of .625%. Although this advisory fee is higher than that paid by most other investment companies, including money market and fixed income funds, Warburg believes that it is comparable to fees charged by other mutual funds with similar policies and strategies. The advisory agreement between the Fund and Warburg provides that Warburg will reimburse the Fund to the extent certain expenses that are described in the Statement of Additional Information exceed applicable state expense limitations. Warburg, SPARX USA and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.



     Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1995, Warburg managed approximately $11.9 billion of assets, including approximately $6.2 billion of assets of twenty-six investment companies or portfolios. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership. E.M. Warburg, Pincus & Co., Inc. ('EMW') controls Warburg through its ownership of a class of voting preferred stock of Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.



     SPARX USA, a Delaware corporation, is a wholly owned subsidiary of SPARX. SPARX USA, which has not previously acted as adviser to a U.S. investment company, is registered as an investment adviser under the U.S. Investment Advisers Act of 1940. SPARX is an independent investment advisory company, which is owned by Shuhei Abe. The predecessor of SPARX was incorporated in Tokyo in July 1988 and was registered as an investment adviser under the Investment Advisory Act of 1986 of Japan. SPARX has no business other than providing investment advisory services, and as of November 30, 1995 had approximately $764 million in assets under management.



PORTFOLIO MANAGERS. Richard H. King, Nicholas P.W. Horsley and Shuhei Abe of SPARX USA are co-portfolio managers of the Fund, and Toshikatsu Kimura is an associate portfolio manager. Mr. King, Mr. Horsley and Mr. Abe have been co-portfolio managers since the Fund's inception.



     Mr. King, president of the Fund, has been a managing director of EMW since 1989. From 1984 until 1988 he was chief investment officer and a director at Fiduciary Trust Company International S.A. in London, with responsibility for all international equity management and investment strategy. From 1982 to 1984 he was a director in charge of Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. Mr. Horsley is a senior vice president of Warburg and has been with Warburg since 1993, before which time he was a director, portfolio manager and analyst at Barclays de Zoete Wedd in New York City.


     Shuhei Abe of SPARX USA is the founder and president of SPARX Asset Management Company Ltd. ('SPARX'), the parent company of SPARX USA. Prior to founding SPARX in 1989 (by assuming control of a predecessor company), Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Toshikatsu Kimura has been an associate portfolio manager of the Fund since its inception. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

CO-ADMINISTRATORS.  The   Fund   employs   Counsellors   Funds   Service,   Inc.
('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors
                                       13

Service provides shareholder liaison services to the Fund including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Fund. As compensation, the Fund pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.





     The Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation, the Fund pays to PFPC a fee calculated at an annual rate of .12% of the Fund's first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.



CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ('State Street') serves as custodian for the Fund's assets and acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Fund. It has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ('BFDS'), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


DISTRIBUTOR. Counsellors Securities serves as distributor of the shares of the Fund. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by the Advisor Shares to Counsellors Securities for distribution services.


     Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Fund, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.


DIRECTORS AND OFFICERS. The officers of the Fund manage its day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Fund and chooses its officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES


     Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Fund reserves the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors also include Institutions which may act as the record holders of the Advisor Shares.

     Each Institution separately determines the rules applicable to its customers investing in the Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Fund reserves the right to impose minimums in the future.

     Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.

     Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 888-6878 for instructions, an Institution should then wire federal funds to Counsellors Securities Inc. using the following wire address:

State Street Bank and Trust Co.
225 Franklin St.
Boston, MA 02101
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
Warburg Pincus Advisor Japan OTC Fund
DDA# 9904-649-2
[Shareowner name]
[Shareowner account number]

     Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with the Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

     After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.


     The Fund understands that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in the Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the organization.


HOW TO REDEEM AND EXCHANGE
SHARES

REDEMPTION OF SHARES. An investor may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of the request to the Fund or its agent.

     Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 888-6878 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the Fund's net asset value is calculated. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

     After receipt of the redemption request, the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Fund does not currently impose a service charge for effecting wire transfers but reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.


     If a redemption order is received prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect the Fund, the Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.


     The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.

     The Fund imposes a redemption charge on any redemption of shares (which includes an exchange of Advisor Shares of the Fund into another Warburg Pincus Advisor Fund, described below) made within six months from the date of purchase. The charge, which is deducted from the redemption proceeds and retained by the Fund, is equal to 1.00% of the current value of shares redeemed that were held for less than six months, including any appreciation in value of the redeemed shares. If shares being redeemed were not all held for the same length of time, those shares held longest will be redeemed first for purposes of determining whether the charge applies. The redemption charge will not be imposed on redemptions (or exchanges) of shares acquired through the reinvestment of dividends, and these shares will be redeemed before any shares to which the redemption charge applies. The redemption fee is currently being waived until such later date as the Fund may determine.

EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of the Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds prior to 4:00 p.m. (Eastern time), the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

     The exchange privilege is available to shareholders residing in any state in which the Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of the Fund for shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 888-6878.

DIVIDENDS,  DISTRIBUTIONS  AND  TAXES


DIVIDENDS AND DISTRIBUTIONS. The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expenses. The Fund declares dividends from its net investment income and net realized short-term and long-term capital gains annually and pays them in the calendar year in which they are declared, generally in November or December. Net investment income earned on weekends and when the NYSE is not open will be computed as of the next business day. Unless an investor instructs the Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Redeem and Exchange Shares' or by calling Warburg Pincus Advisor Funds at (800) 888-6878.


     The Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

TAXES. The Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. The Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

     Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains will be taxable to investors as long-term capital gains, in each case regardless of how long investors have held Advisor Shares or whether received in cash or reinvested in additional Advisor Shares. As a general rule, an investor's gain or loss on a sale or redemption of its Fund shares will be a long- term capital gain or loss if it has held its shares for more than one year and will be a short-term capital gain or loss if it has held its shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities will not result in unrelated business taxable income to a tax-exempt investor. The Fund's dividends, to the extent not derived from dividends attributable to certain types of stock issued by U.S. domestic corporations, will not qualify for the dividends received deduction for corporations.

     Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the Fund's total assets at the close of its fiscal year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     In the opinion of Japanese counsel for the Fund, the operations of the Fund will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations and securities transaction taxes payable in the event of sales of portfolio securities in Japan. In the opinion of such counsel, under the tax convention between the United States and Japan (the 'Convention') as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. Each investor will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities. Individuals investing in the Fund through Institutions should consult those Institutions or their own tax advisers regarding the tax consequences of investing in the Fund.

NET ASSET VALUE

     The Fund's net asset value per share is calculated as of the close of regular trading on
                                       18
the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Fund generally changes each day.


     The net asset value per Advisor Share of the Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the total number of outstanding Advisor Shares.



     Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE

     The Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, the Fund may advertise the average annual total return of Advisor Shares over various periods of time. These total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as on a year-by-year, quarterly or current year-to-date basis).

     When considering average total return figures for periods longer than one year, it is important to note that the Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures of Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

     Investors should note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the total return. Current total return figures may be obtained by
                                       19
calling Warburg Pincus Advisor Funds at (800) 888-6878.

     In reports or other communications to investors or in advertising material, the Fund may describe general economic and market conditions affecting the Fund. The Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) the Morgan Stanley Capital International Europe, Australia and Far East ('EAFE') Index; the Salomon Russell Global Equity Index; the FT-Actuaries World Indices (jointly compiled by The Financial Times, Ltd., Goldman, Sachs & Co. and NatWest Securities Ltd.); the S&P 500; the Nikkei over-the-counter average; the JASDAQ Index; the Nikkei 225 and 300 Stock Indexes and the Topix Index, all of which are unmanaged indexes of common stocks; or
(iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as The Wall Street Journal, Investor's Daily, Money, Inc., Institutional Investor, Barron's, Fortune, Forbes, Business Week, Mutual Fund Magazine, Morningstar, Inc. and Financial Times.


     In reports or other communications to investors or in advertising, the Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, the Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country credit quality and other characteristics. The Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare the expense ratio of Advisor Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


GENERAL INFORMATION


ORGANIZATION. The Fund was incorporated on July 26, 1994 under the laws of the State of Maryland under the name 'Warburg, Pincus Japan OTC Fund, Inc.' The Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Advisor Shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.


MULTI-CLASS STRUCTURE. The Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 888-6878.


VOTING RIGHTS. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. John L. Furth, a Director of the Fund, and Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to be controlling persons of the Fund as of November 30, 1995 because they may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of its account, as well as a statement of its account after any transaction that affects its share balance or share registration (other than the reinvestment of dividends or distributions). The Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'

SHAREHOLDER SERVICING


     The Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to Customers (together, 'Service Organizations') will enter into agreements ('Agreements') with the Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. The Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual service fee and a .50% annual distribution fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .50% per annum. The Board evaluates the appropriateness of the Plan on a continuing basis and in doing so considers all relevant factors.



     Warburg, Counsellors Securities and Counsellors Service or any of their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or any of their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to the Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of Customers.


                            ------------------------
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


  THE FUND'S EXPENSES ...................................................... 2
  FINANCIAL HIGHLIGHTS ..................................................... 3
  INVESTMENT OBJECTIVE AND POLICIES ........................................ 4
  PORTFOLIO INVESTMENTS .................................................... 4
  RISK FACTORS AND SPECIAL
     CONSIDERATIONS ........................................................ 6
  PORTFOLIO TRANSACTIONS AND TURNOVER
     RATE .................................................................. 9
  CERTAIN INVESTMENT STRATEGIES ............................................ 9
  INVESTMENT GUIDELINES ................................................... 12
  MANAGEMENT OF THE FUND .................................................. 12
  HOW TO PURCHASE SHARES .................................................. 14
  HOW TO REDEEM AND EXCHANGE
     SHARES ............................................................... 16
  DIVIDENDS, DISTRIBUTIONS AND TAXES ...................................... 17
  NET ASSET VALUE ......................................................... 18
  PERFORMANCE ............................................................. 19
  GENERAL INFORMATION ..................................................... 20
  SHAREHOLDER SERVICING ................................................... 21



ADOTC-1-1295



                                     [LOGO]

                               [ ] WARBURG PINCUS
                                   JAPAN OTC FUND


                                   PROSPECTUS


                               DECEMBER 29, 1995



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as 'D'

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                Subject to Completion, dated December 27, 1995

                      STATEMENT OF ADDITIONAL INFORMATION

                               December 29, 1995
                           ________________________

                         WARBURG PINCUS JAPAN OTC FUND

                P.O Box 9030, Boston, Massachusetts 02205-9030
                     For information, call (800) 888-6878
                           ________________________

                                   Contents

                                                                          Page

Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Japan and Its Securities Markets  . . . . . . . . . . . . . . . . . . . .   28
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . . . .   39
Additional Purchase and Redemption Information  . . . . . . . . . . . . .   47
Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
Additional Information Concerning Taxes . . . . . . . . . . . . . . . . .   49
Determination of Performance  . . . . . . . . . . . . . . . . . . . . . .   52
Auditors and Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .   55
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   56
Appendix - Description of Ratings . . . . . . . . . . . . . . . . . . . .  A-1
Report of Coopers & Lybrand L.L.P., Independent Auditors  . . . . . . . .  A-5

          This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Japan OTC Fund (the "Fund"), Warburg Pincus Emerging Markets Fund and Warburg Pincus International Equity Fund, and with the Prospectus for the Advisor Shares of the Fund, each dated December 29, 1995, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses and information regarding the Fund's current performance may be obtained by calling the Fund at (800) 257-5614. Information regarding the status of shareholder accounts may be obtained by calling the Fund at
(800) 888-6878 or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVE

          The investment objective of the Fund is long-term capital appreciation.


                              INVESTMENT POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses.

          As described in the Prospectuses, the Fund will maintain at least 65% of its total assets in securities of companies traded in the Japanese over-the-counter market ("JASDAQ"), including the Frontier Market. In addition, the Fund may invest up to 35% of its total assets in securities of other Asian issuers, with no more than 10% invested in any one country. Asian issuers are (i) companies (A) organized under the laws of an Asian country or its predecessors, or (B) whose principal business activities are conducted in one or more Asian countries, and which derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in one or more Asian countries, or have at least 50% of their assets in one or more such countries, or (C) which have issued securities which are traded principally in an Asian country, and (ii) governments, governmental entities or political subdivisions of Asian countries. Determinations as to the eligibility of issuers under the foregoing definition will be made by the investment advisers based on publicly available information and inquiries made to the companies. The Fund considers Asia to be comprised of the contiguous eastern Eurasian land mass and adjacent islands, including the countries of Taiwan, Korea, Indonesia, China, Hong Kong, Turkey, India, Malaysia, Pakistan, the Philippines, Sri Lanka, Singapore and Thailand. For purposes of applying the foregoing limitations, if a company meets the definition of an Asian issuer as a result of relationships with respect to more than one Asian country, the Fund may consider the company to be associated with any of such countries. Due to the rapidly evolving nature of Asian markets, the Fund reserves the ability to modify its limitation on investments relating to any one Asian country (other than Japan) and to consider additional countries to be included in Asia if market conditions should develop so as to warrant such a change in investment policy.

Options, Futures and Currency Exchange Transactions

          Securities Options. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

          The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money,"

"at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., the Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period,
(ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          Stock Index Options. The Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index, fluctuating with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment. Examples of stock index derivatives which the Fund may utilize are the Nikkei 225 Index, the Nikkei 300 Index, the OTC (JASDAQ) Index and the Topix Index.

          Options on stock indexes are similar to options on stock except that
(i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different.
Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

          OTC Options. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

          Futures Activities. The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

          The Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or cash equivalents, such as U.S. government securities or other liquid high-grade debt obligations, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves
an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Currency Options. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, the Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, the Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid high-grade debt securities or other securities that are acceptable as collateral to the appropriate regulatory authority.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price.
The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

          Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.

          Foreign Currency Exchange. Since the Fund will be investing in securities denominated in Japanese yen and currencies of other Asian countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and

Its Securities Markets -- Economic Background -- Currency Fluctuation" below. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" below.

          Information. Many of the securities held by the Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries. For example, tensions in Asia have increased following the announcement in March 1993 by The Democratic People's Republic of Korea ("North Korea") of its intention to withdraw from participation in the Nuclear Non-Proliferation Treaty and its refusal to allow the International Atomic Energy Agency to conduct full inspections of its nuclear facilities. Military action involving North Korea or the economic deterioration of North Korea could adversely affect the entire region and the performance of the Fund.

          Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

          Foreign Taxes and Increased Expenses. The operating expenses of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expense of some other international funds, are higher than those costs incurred by other investment companies.

          General. In general, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

          U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley

Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. govern-ment is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg, sometimes referred to herein either together or alternatively with SPARX Investment & Research, USA, Inc. ("SPARX USA"), the Fund's sub-investment adviser, as the "Advisers"), determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          Downgraded Debt and Convertible Securities. Although the Fund may invest only in investment grade securities (as described in the Prospectuses), it is not required to dispose of debt and convertible securities that are downgraded below investment grade subsequent to acquisition by the Fund. However, it is the Fund's current intention during the coming year to restrict its holding of such downgraded debt and convertible securities to no more than 5% of its net assets. While the market values of medium and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          The market for medium and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated bonds may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.

          Mortgage-Backed Securities. The Fund may invest up to 5% of its net assets in mortgage-backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities.
However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. The Fund may invest up to 5% of its net assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Because asset-backed securities are relatively new, the market experience in these securities is limited, and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. The Fund currently anticipates that during the coming year zero coupon securities will not exceed 5% of its net assets. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

          Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

          Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 20% of the Fund's total assets taken at value. The Fund will not lend portfolio securities to affiliates of the Advisers unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

          Non-Publicly Traded and Illiquid Securities. The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and Rule 144A securities. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          When-Issued Securities and Delayed-Delivery Transactions. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if the Advisers deem it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the com-mitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations or other securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          Securities of Smaller Companies and Emerging Growth Companies. The Fund's investment in OTC securities involves considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Investors should expect some volatility due to the risks involved and should regard their investment as long term. In addition, securities of emerging growth and smaller companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.

          American, European and Continental Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

          Warrants. The Fund may invest up to 5% of net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase). Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

          Borrowing. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

          The investment limitations numbered 1 through 7 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 16 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

          6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

          7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

          8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

          9. Issue any senior security except as permitted in these investment limitations.

          10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          12. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities. In no event will the Fund's investment in restricted and illiquid securities exceed 15% of the Fund's assets.

          13. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years ("unseasoned companies").

          14. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Directors or any officer or director of Warburg or SPARX USA individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

          15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets.

          16. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          Certain non-fundamental investment limitations are currently required by one or more states in which shares of the Fund are sold. These may be more restrictive than the limitations set forth above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of Fund shares in the state involved. In addition, the relevant state may change or eliminate its policy regarding such investment limitations.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

          The Prospectuses discuss the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

          Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. In determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in Japan and other Asian countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing exchange rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

Portfolio Transactions

          Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

          The Advisers will select specific portfolio investments and effect transactions for the Fund and in doing so seek to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Advisers will consider the factors they deem relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. An Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities.
For the fiscal year ended October 31, 1995, $         of total brokerage
commissions was paid to brokers and dealers who provided such research and
other services on portfolio transactions of $         . Research received from
brokers or dealers is supplemental to the Advisers' own research programs.
The fees to the Advisers under their advisory agreements with the Fund are not reduced by reason of their receiving any brokerage and research services.

          During the fiscal year ended October 31, 1995, the Fund paid an aggregate of approximately $1,019,865 in commissions to broker-dealers for execution of portfolio transactions.

          As of October 31, 1995, the Fund owned $_________ worth of shares of common stock of ____________, one of the Fund's regular broker-dealers.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg or SPARX USA. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg or SPARX USA believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg or SPARX USA may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Any portfolio transaction for the Fund may be executed through Counsellors Securities, Inc., the Fund's distributor ("Counsellors Securities") if, in the Advisers' judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio transactions have been executed through Counsellors Securities since the commencement of the Fund's operations.

          In no instance will portfolio securities be purchased from or sold to Warburg, SPARX USA or Counsellors Securities or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. See the Prospectuses, "Shareholder Servicing."

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Advisers, in their sole discretion, believe such practice to be otherwise in the Fund's interest.

Portfolio Turnover

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


                       JAPAN AND ITS SECURITIES MARKETS

          The Fund will be subject to general economic and political conditions in Japan. In addition to the considerations discussed above, these include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

          The information set forth in this section has been extracted from various governmental publications and other sources. The Fund makes no representation as to the accuracy of the information, nor has the Fund attempted to verify it. Furthermore, no representation is made that any correlation exists between Japan or its economy in general and the performance of the Fund.

Domestic Politics

          Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. Members of the House of Representatives are elected for terms of four years unless the House of Representatives is dissolved prior to the expiration of their full elected terms. Members of the House of Councillors are elected for terms of six years with one-half of the membership being elected every three years. Various political parties are represented in the Diet, including the conservative Liberal Democratic Party ("LDP"), which until August 1993 had been in power nationally since its formation in 1955. The LDP ceased to have a majority of the House of Representatives in June 1993, when certain members of the House of Representatives left the LDP and formed two new political parties. After an election for the House of Representatives was held on July 18, 1993 and the LDP failed to secure a majority, seven parties formed a coalition to control the House of Representatives and chose Morihiro Hosokawa, the Representative of the Japan New Party, to head their coalition. In April 1994, amid accusations of financial improprieties, Prime Minister Hosokawa announced that he would resign. Tsutomu Hata succeeded Mr. Hosokawa as prime minister and formed a new cabinet as a minority coalition government. In June 1994 Mr. Hata yielded to political pressure from opposition parties and resigned. He was succeeded by Social Democratic Party leader Tomiichi Murayama, Japan's first Socialist prime minister since 1948, who was chosen by a new and unstable alliance between left-wing and conservative parties, including the LDP. On September 18, 1994, 187 opposition politicians founded a new party, the Reform Party led by Ichiro Ozawa, to oppose the government of Prime Minister Murayama in the next elections. Political realignment has continued in 1995 as the Social Democrats incurred significant losses in the July elections. On August 28, 1995, the LDP elected Ryutaro Hashimoto, the minister for international trade and industry, as its new leader. Mr. Hashimoto, who favors a stronger Japanese role in world affairs, is considered the leading candidate for prime minister in the next elections. A change of government in 1996 could result in increased trade friction with the United States. This political instability may hamper Japan's ability to establish and maintain effective economic and fiscal policies, and recent and future political developments may lead to changes in policy that might adversely affect the Fund's investments.

Economic Background

          Over the past 30 years Japan has experienced significant economic development. During the era of high economic growth in the 1960's and early 1970's the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970's Japan moved into assembly industries which employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of electrical and electronic products and automobiles. Moreover, since the mid-1980's Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. In the mid-1990's, Japan has been plagued by rising unemployment, excess capacity and significant bad debts in the banking sector.

          Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970's. Oil prices have declined mainly due to a worldwide easing of demand for crude oil. The stabilized price of oil contributed to Japan's sizeable current account surplus and stability of wholesale and consumer prices since 1981. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

          International trade is important to Japan's economy, as exports provide the means to pay for many of the raw materials it must import.
Japan's trade surplus has increased dramatically in recent years, exceeding $100 billion per year since 1991 and reaching a record high of $145 billion in 1994. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses resulting therefrom, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom the trade imbalance is the greatest. In 1995, however, the trade surplus has decreased due to a drop in exports. The reduced exports are due primarily to the strength of the yen and the impact of the threatened U.S. trade sanctions. The United States and Japan have engaged in "economic framework" negotiations to help increase the United States' share in Japanese markets and reduce Japan's current account surplus, but progress in the negotiations has been hampered by the recent political upheaval in Japan. On June 28, 1995, the United States agreed not to impose trade sanctions in return for a modest commitment by Japan to buy more American cars and auto parts. Any trade sanctions imposed upon Japan by the United States as a result of the current friction or otherwise could adversely affect Japan and the performance of the Fund.

          The following table sets forth the composition of Japan's trade balance, as well as other components of its current account, for the years shown.

                                CURRENT ACCOUNT


                                                            Trade
-----------------------------------------------------------------------------------------

                            Change from                    Change from                                                    Current
    Year         Exports   Preceding Year        Imports   Preceding Year   Trade Balance       Services    Transfers     Balance
    ----         -------   --------------        -------   --------------   -------------       --------    ---------     -------
                                              (U.S. dollars in millions)
    1984         168,290          15.7           124,003        8.8              44,257          (7,747)      (1,507)      35,003
    1985         174,015           3.4           118,029       (4.8)             55,986          (5,165)      (1,652)      49,169
    1986         205,591          18.1           112,764       (4.5)             92,827          (4,932)      (2,050)      85,845
    1987         224,605           9.2           128,219        13.7             96,386          (5,702)      (3,669)      87,015
    1988         259,765          15.7           164,753        28.5             95,012         (11,263)      (4,118)      79,631
    1989         269,570           3.8           192,653        16.9             76,917         (15,526)      (4,234)      57,157
    1990         280,374           4.0           216,846        12.6             63,528         (22,292)      (5,475)      35,761
    1991         306,557           9.3           203,513       (6.1)            103,044         (17,660)     (12,483)      72,901
    1992         330,850           7.9           198,502       (2.5)            132,348         (10,112)      (4,685)     117,551
    1993         351,292           6.2           209,778        5.7             141,514          (3,949)      (6,117)     131,448
    1994         384,176           9.4           238,232        13.6            145,944          (9,296)      (7,508)     129,140



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
          Japan

          Economic Trends. The following table sets forth Japan's gross domestic product for the years shown.


                         GROSS DOMESTIC PRODUCT (GDP)



                              1994            1993         1992          1991        1990         1989        1988       1987
                              ----            ----         ----          ----        ----         ----        ----       ----
                                                                         (yen in billions)
 Consumption
  Expenditures

      Private              Y 277,676.8   Y 270,919.4  Y 264,824.1  Y 255,084.2  Y 243,628.1 Y 228,483.2  Y 215,122.0 Y 204,585.3
      Government              46,108.0      44,666.4     43,257.9     41,232.0     38,806.6    36,274.8     34,184.3    32,974.5

 Capital Formation
  (incl. inventories)

      Private                 93,111.4      99,180.1    108,727.6    116,638.0    110,871.9   100,130.8     89,043.7    76,176.5
      Government              42,227.3      40,295.8     35,110.1     30,062.3     28,182.6    25,724.5     24,660.9    23,673.8

 Exports of Goods
  and Services                44,449.2      44,243.8     47,409.4     46,809.7     45,919.9    42,351.8     37,483.2    36,209.6

 Imports of Goods
  and Services                34,424.0      33,333.1     36,183.8     38,529.3     42,871.8    36,768.1     29,065.1    25,194.9

 GDP
  (Expenditures)             469,148.7     465,972.4    463,145.3    451,296.9     24,537.2   396,197.0    371,429.0   348,425.0

 Change in GDP
  from Preceding
  Year

  Nominal terms                    0.7%          0.6%         2.6%         6.3%         7.2%        6.7%         6.6%        4.1%

  Real Terms                       0.5%         -0.2%         1.1%         4.3%         4.8%        4.7%         6.2%        4.1%




Source:   Institute of Fiscal and Monetary Policy,  Ministry of Finance of
          Japan

          The following tables set forth certain economic indicators in Japan for the years shown.


                                                            UNEMPLOYMENT




                                                                                                     Labor Productivity
                                                                                                           Index
 Year                           Number Unemployed              Percent Unemployed                     (Manufacturing)
 ----                           -----------------              ------------------                    ------------------
                                  (in millions)                                                      (Base Year: 1990)
 1984                                  1.61                            2.7                                    72.4
 1985                                  1.56                            2.6                                    75.6
 1986                                  1.67                            2.8                                    77.0
 1987                                  1.73                            2.8                                    81.4
 1988                                  1.55                            2.5                                    90.8
 1989                                  1.42                            2.3                                    96.2
 1990                                  1.34                            2.1                                   100.0
 1991                                  1.36                            2.1                                   102.5
 1992                                  1.42                            2.2                                    97.0
 1993                                  1.66                            2.5                                    95.4
 1994                                  1.92                            2.9                                    98.3



Source:   Institute of Fiscal and Monetary Policy, Ministry of Finance of
Japan



                             WHOLESALE PRICE INDEX
                               (Base Year: 1990)


                                                                                                     Change from
                                                All                                                   Preceding
       Year                                 Commodities                                                 Year
       ----                                 -----------                                              -----------

       1985                                   110.4                                                     (1.1)%
       1986                                   100.3                                                     (9.1)
       1987                                    96.5                                                     (3.8)
       1988                                    95.6                                                     (0.9)
       1989                                    98.0                                                      2.5
       1990                                   100.0                                                      2.0
       1991                                    99.4                                                     (0.6)
       1992                                    97.8                                                     (1.6)
       1993                                    95.0                                                     (2.9)
       1994                                    93.0                                                     (2.1)



  Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy,
           Ministry of Finance of Japan; International Monetary Fund

                              CONSUMER PRICE INDEX


                                                                                                     Change from
       Year                                   General                                              Preceding Year
       ----                                   -------                                              --------------
                                               (Base Year: 1990)
       1985                                    93.5                                                     2.0%
       1986                                    94.1                                                     0.6
       1987                                    94.2                                                     0.1
       1988                                    94.9                                                     0.7
       1989                                    97.0                                                     2.3
       1990                                   100.0                                                     3.1
       1991                                   103.3                                                     3.3
       1992                                   105.0                                                     1.6
       1993                                   106.4                                                     1.3
       1994                                   107.1                                                     0.7


     Source: Financial Statistics of Japan (1993 ed. and June 1994 supp.), Institute of Fiscal and Monetary Policy, Ministry of Finance of Japan; International Monetary Fund


          Currency Fluctuation. The Fund's investments in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Fund's Japanese investments. The following table presents the average exchange rates of Japanese yen for U.S. dollars for the years shown:

                                 CURRENCY EXCHANGE RATES


                        Year        Yen Per U.S. Dollar
                        ----        -------------------

                        1985         Y 238.47
                        1986           168.35
                        1987           144.60
                        1988           128.17
                        1989           138.07
                        1990           145.00
                        1991           134.59
                        1992           126.79
                        1993           111.08
                        1994           102.18

    Source: Board of Governors of the Federal Reserve System,
            Federal Reserve Bulletin



          On December   , 1995, the noon buying rate in New York City for
cable transfers payable in Japanese yen was [104.20] yen per U.S. dollar. The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan, and, in particular, the export sector thereof.

          Geological Factors. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity. On January 17, 1995, the Great Hanshin Earthquake killed over 5,000 people and severely damaged the port of Kobe, Japan's largest container port. The government has announced a $5.9 billion plan to repair the port and estimates damage to the region at approximately $120 billion. However, the long-term economic effects of the earthquake on the Japanese economy as a whole and on the Fund's investments cannot be predicted.

Securities Markets

          There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange is by far the largest, followed by the Osaka Stock Exchange and the Nagoya Stock Exchange. These exchanges divide the market for domestic stocks into two sections, with newly listed companies and smaller companies assigned to the Second Section and larger companies assigned to the First Section.

          The following table sets forth the number of Japanese companies listed on each of the eight Japanese stock exchanges as of the end of 1994.



                                            NUMBER OF DOMESTIC COMPANIES LISTED ON ALL STOCK EXCHANGES


                      Tokyo              Osaka            Nagoya
                 --------------      ------------      ------------
                 1st        2nd      1st      2nd      1st      2nd
                 Sec.       Sec.     Sec.     Sec.     Sec.     Sec.     Kyoto      Hiroshima     Fukuoka     Nigata     Sapporo
                 ----       ----     ----     ----     ----     ----     -----      ---------     -------     ------     -------
                 1,235      454       855     344       431      129      240          203          260         200        193


           Source:  Tokyo Stock Exchange, Fact Book 1995

          The following table sets forth the trading volume and value of Japanese stocks on each of the eight Japanese stock exchanges for the years shown.

              STOCK TRADING VOLUME & VALUE ON ALL STOCK EXCHANGES
                     (shares in millions; yen in billions)


                            All Exchanges                    Tokyo                       Osaka                     Nagoya
                        --------------------         -------------------         -------------------         -------------------
 Year                   Volume         Value         Volume        Value         Volume        Value         Volume        Value
 ----                   ------         -----         ------        -----         ------        -----         ------        -----
 1989  . . . . .        256,296     Y 386,395       222,599     Y 332,617        25,096      Y 41,679         7,263      Y 10,395
 1990  . . . . .        145,837       231,837       123,099       186,667        17,187        35,813         4,323         7,301
 1991  . . . . .        107,844       134,160        93,606       110,897        10,998        18,723         2,479         3,586
 1992  . . . . .         82,563        80,456        66,408        60,110        12,069        15,575         3,300         3,876
 1993  . . . . .        101,172       106,123        86,934        86,889        10,439        14,635         2,779         3,459
 1994  . . . . .        105,936       114,622        84,514        87,356        14,903        19,349         4,719         5,780





                          Kyoto                 Hiroshima               Fukuoka                 Niigata                Sapporo
                   ------------------      -----------------      ------------------      -----------------       -----------------
                   Volume       Value      Volume      Value      Volume       Value      Volume      Value       Volume      Value
                   ------       -----      ------      -----      ------       -----      ------      -----       ------      -----

 1989  . . .         331      Y 443          190      Y 235          268      Y 330          398      Y 475          151    Y 221
 1990  . . .         416        770          169        261          203        405          245        334          195      286
 1991  . . .         220        300          125        149          122        174          181        208          113      123
 1992  . . .         225        322          110        136          139        129          163        178          149      129
 1993  . . .         222        340          185        178          229        225          206        226          173      170
 1994  . . .         447        562          255        312          578        669          249        299          267      296


         Source: Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York

          The following table sets forth the stock trading value of Japanese stocks on the Tokyo Stock Exchange for the years shown.

                             TOKYO STOCK EXCHANGE
                             STOCK TRADING VALUE



 Year                                      Total            Daily Average           High               Low          Turnover Ratio
 ----                                      -----            -------------           ----               ---          --------------
                                                         (yen in millions)

 1984  . . . . . . . . . . . . .          Y 7,974,003           Y 36,843           Y 75,652           Y 3,682             47.1%
 1985  . . . . . . . . . . . . .           78,711,048            276,179            727,316           110,512             44.7
 1986  . . . . . . . . . . . . .          159,836,218            572,890          1,682,060           115,244             67.2
 1987  . . . . . . . . . . . . .          250,736,971            915,098          2,382,114           221,230             80.6
 1988  . . . . . . . . . . . . .          285,521,260          1,045,865          2,768,810           192,704             70.2
 1989  . . . . . . . . . . . . .          332,616,597          1,335,810          2,796,946           392,347             61.1
 1990  . . . . . . . . . . . . .          186,666,820            758,808          1,464,920           218,205             37.7
 1991  . . . . . . . . . . . . .          110,897,491            450,803          1,531,064           151,565             29.3
 1992  . . . . . . . . . . . . .           60,110,391            243,362            686,737            97,616             18.0
 1993  . . . . . . . . . . . . .           86,889,072            353,208          1,422,760            61,747             28.3
 1994  . . . . . . . . . . . . .           87,355,567            353,666          1,114,216           123,904             25.6


Source:   Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock Exchange New York


          OTC Market. Trading of securities on the Japanese OTC market ("OTC Market" or "JASDAQ") is regulated primarily by the Japan Securities Dealers Association (the "JSDA"). The JSDA reports the daily high and low selling prices, the last selling price on each day, trading volumes, market capitalization and the number of corporate issues registered with the JSDA as traded over-the-counter by the member firms of the JSDA.

          The following table sets forth the number of issues traded in, the market capitalization of, and the trading value of stocks in, the Japanese OTC market for the years shown.

                              JAPANESE OTC MARKET
                    NUMBER OF ISSUES, MARKET CAPITALIZATION
                               AND TRADING VALUE


                                                                                                Stock Trading Value
                                                                                                (yen in thousands)
                                                                                           -----------------------------------
                      No. of
 Year                 Issues              Market Capitalization                            Total                 Daily Average
 ----                 ------              ---------------------                            -----                 -------------
                                            (yen in millions)

 1985                  150                         Y 1,572,308                       Y 195,711,396                  Y 686,706
 1986                  161                           2,138,063                         450,081,898                  1,642,634
 1987                  172                           2,489,409                         400,065,211                  1,460,092
 1988                  216                           4,270,830                         721,639,214                  2,643,367
 1989                  279                          12,508,712                       2,085,482,912                  8,375,433
 1990                  357                          11,972,160                       6,111,700,820                 24,844,312
 1991                  446                          13,001,864                       5,043,126,216                 20,500,513
 1992                  451                           8,008,572                       1,091,101,849                  4,417,416
 1993                  491                          11,318,446                       2,880,539,952                 11,709,512
 1994                  581                          14,628,729                       5,384,108,058                 21,798,008


Source: JSDA, 1993 Annual Statistics for the OTC Market; Japan Securities Research Institute

          Securities Indexes. The Tokyo Stock Price Index ("TOPIX") is a composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

          The following table sets forth the high, low and year-end TOPIX for the years shown.

                        TOPIX (Tokyo Stock Price Index)

                             (Jan. 4, 1968=100)


 Year                                       Year-end                              High                               Low
 ----                                       --------                              ----                               ---
 1985                                        1,049.40                            1,058.35                             916.93
 1986                                        1,556.37                            1,583.35                           1,025.85
 1987                                        1,725.83                            2,258.56                           1,557.46

 1988                                        2,357.03                            2,357.03                           1,690.44
 1989                                        2,881.37                            2,884.80                           2,364.33
 1990                                        1,733.83                            2,867.70                           1,523.43

 1991                                        1,714.68                            2,028.85                           1,638.06
 1992                                        1,307.66                            1,763.43                           1,102.50
 1993                                        1,439.31                            1,698.67                           1,250.06

 1994                                        1,559.09                            1,712.73                           1,445.97


    Source:  Tokyo Stock Exchange, Fact Book 1995; Tokyo Stock
             Exchange New York


          The Nikkei OTC Average is a price weighted index of the quotations of the OTC registered stock traded by members of the JSDA. The following table sets forth the year-end Nikkei OTC Average for the years shown.

                        NIKKEI OTC AVERAGE

                                   Nikkei OTC
                     Year            Average
                     ----          ----------

                     1985             814.2
                     1986           1,056.4
                     1987           1,107.0
                     1988           1,313.1
                     1989           2,597.5
                     1990           2,175.5
                     1991           1,946.1
                     1992           1,227.9
                     1993           1,447.6
                     1994           1,776.1

      Sources:  The Nikkei Shimbun; Bloomberg Financial Markets

          As these indexes reflect, share prices of companies traded on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") in 1989 and 1990. Afterwards stock prices in both markets decreased significantly, reaching their lowest levels in the second half of 1992. There can be no assurance that additional market corrections will not occur.

                            MANAGEMENT OF THE FUND

Officers and Board of Directors

          The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (61)  . . .   Director
Room 7E47OHB                    National Intelligence Counsel;
Central Intelligence Agency     Professor at Harvard University; Director
930 Dolly Madison Blvd.         or Trustee of Circuit City Stores, Inc.
McClain, Virginia 22107         (retail electronics and appliances) and
                                Phoenix Home Life Insurance Co.

Donald J. Donahue (71)  . . .   Director
99 Indian Field Road            Chairman of Magma Copper Company since
Greenwich, Connecticut 06830    January 1987; Director or Trustee of GEV
                                Corporation and Signet Star Reinsurance
                                Company; Chairman and Director of NAC Holdings from September 1990-June 1993.

Jack W. Fritz (68)  . . . . .   Director
2425 North Fish Creek Road      Private investor; Consultant and Director of
P.O. Box 483                    Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014           Communications (developers and operators of
                                radio stations); Director of Advo, Inc.
                                (direct mail advertising).

John L. Furth* (65) . . . . .   Chairman of the Board
466 Lexington Avenue            Vice Chairman and Director of E.M. Warburg,
New York, New York 10017-3147   Pincus & Co., Inc. ("EMW"); Associated with
                                EMW since 1970; Director or officer of other investment companies advised by Warburg.

Thomas A. Melfe (63)  . . . .   Director
30 Rockefeller Plaza            Partner in the law firm of Donovan Leisure
New York, New York 10112        Newton & Irvine; Director of Municipal Fund
                                for New York Investors, Inc.




------------------------
* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Alexander B. Trowbridge (66)    Director
1155 Connecticut Avenue, N.W.   President of Trowbridge Partners, Inc.
Suite 700                       (business consulting) from January
Washington, DC 20036            1990-January 1994; President of the National
                                Association of Manufacturers from 1980-1990;
                                Director or Trustee of New England Mutual Life
                                Insurance Co., ICOS Corporation
                                (biopharmaceuticals), P.H.H. Corporation
                                (fleet auto management; housing and plant relocation service), WMX Technologies Inc.
                                (solid and hazardous waste collection and disposal), The Rouse Company (real estate development), SunResorts International Ltd.
                                (hotel and real estate management), Harris
                                Corp. (electronics and communications
                                equipment), The Gillette Co. (personal care products) and Sun Company Inc. (petroleum refining and marketing).

Richard H. King (51)  . . . .   President and Co-Portfolio Manager
466 Lexington Avenue            Portfolio Manager or Co-Portfolio Manager of
New York, New York 10017-3147   other Warburg Pincus Funds; Managing Director
                                of EMW since 1989; Associated with EMW since
                                1989; President of other investment companies advised by Warburg.

Arnold M. Reichman (47) . . .   Executive Vice President
466 Lexington Avenue            Managing Director and Assistant Secretary of
New York, New York 10017-3147   EMW; Associated with EMW since 1984; Senior
                                Vice President, Secretary and Chief Operating
                                Officer of Counsellors Securities; Officer of other investment companies advised by Warburg.

Eugene L. Podsiadlo (38)  . .   Senior Vice President
466 Lexington Avenue            Managing Director of EMW; Associated with
New York, New York 10017-3147   EMW since 1991; Vice President of Citibank,
                                N.A. from 1987-1991; Senior Vice President of
                                Counsellors Securities and officer of other investment companies advised by Warburg.

Stephen Distler (42)  . . . .   Vice President and
466 Lexington Avenue            Chief Financial Officer
New York, New York 10017-3147   Managing Director, Controller and Assistant
                                Secretary of EMW; Associated with EMW since
                                1984; Treasurer of Counsellors Securities;
                                Vice President, Treasurer and Chief Accounting
                                Officer or Vice President and Chief Financial
                                Officer of other investment companies advised by Warburg.

Eugene P. Grace (44)  . . . .   Vice President and Secretary
466 Lexington Avenue            Associated with EMW since April 1994;
New York, New York 10017-3147   Attorney-at-law from September 1989-April
                                1994; life insurance agent, New York Life
                                Insurance Company from 1993-1994; General
                                Counsel and Secretary, Home Unity Savings Bank from 1991-1992; Vice President and Chief
                                Compliance Officer of Counsellors Securities;
                                Vice President and Secretary of other
                                investment companies advised by Warburg.

Howard Conroy (41)  . . . . .   Vice President, Treasurer and Chief
466 Lexington Avenue            Accounting Officer Associated with EMW since
New York, New York 10017-3147   1992; Associated with Martin Geller, C.P.A.
                                from 1990-1992; Vice President, Finance with
                                Gabelli/Rosenthal & Partners, L.P. until 1990;
                                Vice President, Treasurer and Chief Accounting
                                Officer of other investment companies advised by Warburg.

Karen Amato (32)  . . . . . .   Assistant Secretary
466 Lexington Avenue            Associated with EMW since 1987; Assistant
New York, New York 10017-3147   Secretary of other investment companies
                                advised by Warburg.

          No employee of Warburg, SPARX USA or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of Warburg, SPARX USA, PFPC or any of their affiliates receives an annual fee of $500, and $250 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
(for the fiscal year ended October 31, 1995)



                                                                    Total                          Total Compensation from
                                                              Compensation from                    all Investment Companies
   Name of Director                                                  Fund                            Managed by Warburg*
   ----------------                                           -----------------                    ------------------------

 John L. Furth                                                      None**                                  None**
 Richard N. Cooper                                                  $1,958                                 $41,083
 Donald J. Donahue                                                  $2,208                                 $43,833
 Jack W. Fritz                                                      $1,708                                 $35,333
 Thomas A. Melfe                                                    $2,208                                 $43,583
 Alexander B. Trowbridge                                            $2,208                                 $43,833


__________________

* Each Director also serves as a Director or Trustee of 15 other investment companies advised by Warburg.

** Mr. Furth is considered to be an interested person of the Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receives no compensation from the Fund or any other investment company managed by Warburg.


          As of November 30, 1995, Directors and officers of the Fund as a group owned of record 41,641 of the Fund's outstanding Common Shares. As of the same date, Mr. John L. Furth may be deemed to have beneficially owned 7.16% of the Fund's outstanding Common Shares, including shares owned by clients for which Warburg has investment discretion. Mr. Furth disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares. No Directors or officers owned of record any Advisor Shares.

          Mr. Richard H. King, president and co-portfolio manager of the Fund, earned a B.A. degree from Durham University in England. Mr. King is also portfolio manager of Warburg Pincus International Equity Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust and a co-portfolio manager of Warburg Pincus Emerging Markets Fund. From 1968 to 1982, he worked at W.I. Carr Sons & Company (Overseas), a leading international brokerage firm. He resided in the Far East as an investment analyst from 1970 to 1977, became director, and later relocated to the U.S. where he became founder and president of W.I. Carr (America), based in New York. From 1982 to 1984 Mr. King was a director in charge of the Far East equity investments at N.M. Rothschild International Asset Management, a London merchant bank. In 1984 Mr. King became chief investment officer and director for all international investment strategy with Fiduciary Trust Company International S.A., in London. He managed an EAFE mutual fund (FTIT) 1985-1986 which grew from $3 million to over $100 million during this two-year period.

          Mr. Nicholas P.W. Horsley, co-portfolio manager of the Fund, is also a co-portfolio manager of Warburg Pincus Emerging Markets Fund and an associate portfolio manager and research analyst of Warburg, Pincus International Equity Fund and the International Equity Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust. He joined Warburg in 1993. From 1981 to 1984 Mr. Horsley was a Securities Analyst at Barclays Merchant Bank in London, UK and Johannesburg, RSA. From 1984 to 1986 he was a Senior Analyst with BZW Investment Management in London. From 1986 to 1993 he was a director, portfolio manager and analyst at Barclays deZoete Wedd in New York City. Mr. Horsley earned B.A. and M.A. degrees with honors from University College, Oxford.

          Mr. Shuhei Abe of SPARX USA is also a Co-Portfolio Manager of the Fund. Mr. Abe is the founder and president of SPARX Asset Management Company, Ltd. ("SPARX"). Prior to founding SPARX in 1988, Mr. Abe worked for Soros Fund Management and Credit Suisse Trust Bank as an independent adviser. Mr. Abe began his career as an analyst at Nomura Research Institute in 1982 and worked in institutional equity sales at Nomura Securities International (New
York).

          Mr. Toshikatsu Kimura is an associate portfolio manager of the Fund. Mr. Kimura has been a portfolio manager and analyst at SPARX since 1992, before which time he was a warrant trader and portfolio manager, respectively, at Sanyo Securities and Sanyo Investment Management from 1986 to 1990, and at Funai Capital from 1990 to 1992.

Investment Adviser, Sub-Investment Adviser and Co-Administrators

          Warburg serves as investment adviser to the Fund and SPARX USA serves as sub-investment adviser to the Fund pursuant to separate written agreements (the "Advisory Agreement" and the "Sub-Advisory Agreement," respectively). Counsellors Funds Service, Inc. ("Counsellors Service") and PFPC serve as co-administrators to the Fund pursuant to separate written agreements (the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Fund to, Warburg under the Advisory Agreement, SPARX USA under the Sub-Advisory Agreement, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectuses. See the Prospectuses, "Management of the Fund." Each class of shares of the Fund bears its proportionate share of fees payable to Warburg, SPARX USA, Counsellors Service and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

          Warburg agrees that if, in any fiscal year, the expenses borne by the Fund exceed the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund to the extent required by such regulations. Unless otherwise required by law, such reimbursement would be accrued and paid on a monthly basis. At the date of this Statement of Additional Information, the most restrictive annual expense limitation applicable to the Fund is 2.5% of the first $30 million of the average net assets of the Fund, 2% of the next $70 million of the average net assets of the Fund and 1.5% of the remaining average net assets of the Fund.

          During the fiscal period/year ended October 31, 1994 and October 31, 1995, Warburg earned, and voluntarily waived, $13,176 and $599,720, respectively, under the Advisory Agreement. Warburg also reimbursed the Fund $39,144 and $25,920, respectively, during such fiscal period/year. During fiscal period/year ended October 31, 1994 and October 31, 1995, Counsellors Service earned $1,054 and $47,978, respectively, in co-administration fees. During the fiscal period/year ended October 31, 1994 and October 31, 1995, PFPC earned $7,084 and $90,701, respectively, in co-administration fees and voluntarily waived $26,746 for the fiscal year ended October 31, 1995.

Custodian and Transfer Agent

          State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. State Street is authorized to select one or more foreign or domestic banks or trust companies and securities depositories to serve as sub-custodian on behalf of the Fund.

          State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

          The Fund's charter authorizes the Board to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Shares"), of which one billion shares are designated Common Stock - Series 1 and one billion shares are designated Common Stock - Series 2 (the "Advisor Shares"). Only Common Shares and Advisor Shares have been issued by the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

          Common Shares. The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay Counsellors Securities, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. Services performed by Counsellors Securities include (i) the sale of the Common Shares, as set forth in the 12b-1 Plan ("Selling Services"), (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Common Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Selling Services and Administrative Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of Counsellors Securities related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of the Common Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs relating to the formulation and implementation of marketing and promotional activities for the Common Shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, and related travel and entertainment expenses; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (f) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. The Fund's Common Shares paid Counsellors Securities $119,941 in the year ending October 31, 1995, all of which was spent on advertising and marketing communications.

          Pursuant to the 12b-1 Plan, Counsellors Securities provides the Board with periodic reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

          Advisor Shares. The Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) who are beneficial owners of Advisor Shares. See the Advisor Prospectuses, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purpose for which such expenditures were made.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          General. The Distribution Plan and the 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or the 12b-1 Plan, as the case may be ("Independent Directors"). Any material amendment of the Distribution Plan or the 12b-1 Plan would require the approval of the Board in the same manner. Neither the Distribution Plan nor the 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Distribution Plan or the 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

          Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                              EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Warburg is available to investors in the Fund. The funds into which exchanges can be made by holders of Common Shares currently are the Common Shares of Warburg Pincus Cash Reserve Fund, Warburg Pincus New York Tax Exempt Fund, Warburg Pincus New York Intermediate Municipal Fund, Warburg Pincus Tax Free Fund, Warburg Pincus Intermediate Maturity Government Fund, Warburg Pincus Fixed Income Fund, Warburg Pincus Global Fixed Income Fund, Warburg Pincus Balanced Fund, Warburg Pincus Growth & Income Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Small Company Value Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Post-Venture Capital Fund, Warburg Pincus International Equity Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Japan Growth Fund. Common Shareholders of the Fund may exchange all or part of their shares for Common Shares of these or other mutual funds organized by Warburg in the future on the basis of their relative net asset values per share at the time of the exchange. Exchanges of Advisor Shares may currently be made with Advisor Shares of Warburg Pincus Balanced Fund, Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund, Warburg Pincus Growth & Income Fund and Warburg Pincus International Equity Fund at their relative net asset values at the time of the exchange.

          The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

          Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

          The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, the Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, the Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Fund's Prospectuses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

          The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

          A shareholder of the Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

          Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

          If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and dis-tributions and (ii) the proceeds of any sales or repurchases of shares of the Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

Investment in Passive Foreign Investment Companies

          If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

          The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

          On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If the Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to the Fund.

                         DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders. With respect to the Fund's Common Shares, the Fund's average annual total return for the one-year period ended October 31, 1995 was -7.72% (-8.02% without waivers), and the average annual total return for the period commencing September 30, 1994 (commencement of operations) and ended October 31, 1995 was -8.40 % (-8.77% without waivers). These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:
P (1 + T)[*GRAPHIC OMITTED-SEE FOOTNOTE] = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. The Advisor Shares average annual total return for the one-year period ended October 31, 1995 was -7.82% (-9.44% without waivers) and the average annual total return for the period commenced September 30, 1994 (commencement of operations) and ended October 31, 1994 was -8.49% (-10.35% without waivers).

          The Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with invest-ments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


------------------------
* - The expression (1 + T) is being raised to the nth power.

          Warburg believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australia and Far East Index (the "MS-EAFE Index"), has equalled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S & P 500 Index") in 14 of the last 23 years. The following table compares annual total returns of the MS-EAFE Index and the S & P 500 Index for the calendar years shown.

                        MS-EAFE Index vs. S&P 500 Index
                                   1972-1994
                              Annual Total Return

     Year             MS-EAFE Index            S&P 500 Index
     ----             -------------            -------------
     1972*               36.36                    18.61
     1973*              -14.91                   -14.92
     1974*              -23.61                   -26.56
     1975                35.39                    37.07
     1976                 2.55                    23.54
     1977*               18.06                    -7.20
     1978*               32.62                     6.37
     1979                 4.75                    18.61
     1980                22.58                    32.27
     1981*               -2.27                    -5.24
     1982                -1.85                    21.42
     1983*               23.70                    22.50
     1984*                7.39                     6.27
     1985*               56.16                    31.73
     1986*               69.44                    18.62
     1987*               24.64                     5.28
     1988*               28.27                    16.49
     1989                10.54                    31.61
     1990               -23.44                    -3.11
     1991                12.13                    30.36
     1992               -12.17                     7.60
     1993*               32.60                    10.06
     1994*                7.78                     1.28
_________________

* The MS-EAFE Index has outperformed the S&P 500 Index 14 out of the last 23 years.


          The quoted performance information shown above is not intended to indicate the future performance of the Fund.

          Advertising or supplemental sales literature relating to the Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the MS-EAFE Index in composition. The Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The Fund may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on the Japan OTC market and Tokyo Stock Exchange, and may include graphs of such statistics in advertising and other sales literature.


                             AUDITORS AND COUNSEL

          Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditors for the Fund. The financial statements that appear in this Statement of Additional Information for the fiscal period and year ended October 31, 1994 and October 31, 1995 have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and has been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher serves as counsel for the Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.


                                 MISCELLANEOUS

          As of November 30, 1995, the name, address and percentage of ownership of each person (other than Mr. Furth, see "Management of the Fund") that owns of record 5% or more of the Fund's outstanding shares were as follows:

Common Shares

          Charles Schwab & Co., Inc., Reinvest Accounts, Attn: Mutual Funds Department, 101 Montgomery Street, San Francisco, CA 94104-4122 -- 33.64%; Donaldson Lufkin & Jenrette, Securities Corp. Pershing Division, Mutual Fund Balancing, Attn: R. Creegan, 1 Pershing Plaza, 5th Floor, Jersey City, NJ 07303 -- 6.46%; and Nat'l Financial Svs Corp., FBO Customers, P. O. Box 3908, Church Street Station, New York, NY 10008-3908 --34.50%. The Fund believes that these entities are not the beneficial owner of shares held of record by it. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of EMW, may be deemed to have beneficially owned 7.21% of the Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

Advisor Shares

          Warburg, Pincus Counsellors, Inc., Attn: Stephen Distler, 466 Lexington Avenue, New York, NY 10017-3140 -- 87.00%. Warburg holds these shares as a result of limited distribution activities of the Advisor Shares since commencement of the Fund's operations. Mr. Pincus may be deemed to have beneficially owned 86.96% of the Advisor Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that EMW may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                             FINANCIAL STATEMENTS

          The Fund's audited financial statements for the fiscal period ended October 31, 1995 follow the Report of Independent Auditors.

                                   APPENDIX

                            DESCRIPTION OF RATINGS

Commercial Paper Ratings

          Commercial paper rated A-1 by Standard and Poor's Ratings Group ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of Warburg Pincus Japan OTC Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in securities traded on the Japanese over-the-counter (OTC) market. At all times, except during temporary defensive periods, the Fund maintains at least 65% of its assets in these OTC securities.

     For the 12 months ended October 31, 1995, the Fund lost 7.72%, vs. a 15.58% decline in the yen-denominated JASDAQ Index. In dollar terms, the JASDAQ Index lost 19.93%.

     Though the Japanese market finished the period with a net loss, its rebound in recent months is encouraging. For example, the six-month total return of the Fund (4/30/95-10/31/95) is 15.80%. We believe that there are additional, significant grounds for optimism regarding Japan, and that the stock market's rally reflects a secular change under way in the Japanese economy, one that will provide excellent opportunities for smaller companies.

     There are several reasons for optimism. First, the yen's reversal suggests that Japanese finance officials are finally committed to taking the necessary steps to reverse the country's protracted economic slide. Recent money-supply data confirm the liquidity growth that we first suspected earlier this year, while the Bank of Japan's increasing willingness to discuss the country's troubled banking system is also encouraging and likely foreshadows a taxpayer-financed bailout of the financial sector. This will have a significant impact on the economy and the broad stock market.

     Second, there is a strong earnings recovery taking place in the manufacturing sector. The strongest growth in earnings is occurring in the electronics area, especially among semiconductor- and personal-computer-related companies, which are well-represented in the OTC market. Many other basic industries (e.g., paper and petrochemicals) are seeing good earnings growth as well, the result of aggressive restructuring efforts and strategic mergers.

     Third, on a longer-term basis, opportunities continue to appear for companies nimble enough to take advantage of inefficiencies within the Japanese economy. Though deregulation of Japan's overregulated economy is likely to remain slow, the rapidly expanding OTC market is presenting an increasing range of smaller companies that benefit from these changes.

     Our primary areas of focus in the portfolio currently are in personal-computer-related and consumption-related companies (e.g., retailers), which we believe have the best prospects over the coming months. We are also looking at opportunities in the housing sector, which stands to benefit from the current low level of interest rates and the reconstruction efforts necessitated by the Kobe earthquake.

Shuhei Abe                               Nicholas P.W. Horsley
Co-Portfolio Manager                     Co-Portfolio Manager

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
--------------------------------------------------------------------------------

  GROWTH OF $10,000 INVESTED IN COMMON SHARES OF WARBURG PINCUS JAPAN OTC FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothethical investment of $10,000 in Common Shares of Warburg Pincus Japan OTC Fund (the 'Fund') from September 30, 1994 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net assets value, compared to the JASDAQ* for the same time period.

                                   [GRAPH]

                                                                                 FUND
                                                                               ---------

1 Year Total Return (9/30/94 - 9/30/95).....................................      - 9.20%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Fund expenses, average annual total returns for the 1 year period ending 9/30/95 and the 1 year and since inception periods ending 10/31/95, respectively, would have been - 9.60%,
 - 8.02% and  - 8.77%.

------------
  * The JASDAQ Over-The-Counter Composite Index is an unmanaged index comprised of stocks traded over-the-counter in Japan.

 ** Stated in Yen

*** Stated in U.S. dollars

  + Non-annualized

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

We have audited the accompanying statements of net assets of the Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund and Warburg Pincus International Equity Fund and the accompanying statements of assets and liabilities including the schedules of investments of Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Post-Venture Capital Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1995, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1995, and the results of their operations for the year (or period) then ended, and the changes in their net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

                                                                              67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (91.9%)

Agriculture (0.6%)
  Kaneko Seeds Co.                                                                            100,000    $  1,027,297
                                                                                                         ------------

Automobile (0.9%)
  Aucnet Inc.                                                                                  30,000       1,584,972
                                                                                                         ------------

Automotive Parts-Equipment (0.2%)
  Harada Industry Co., Ltd.                                                                    16,000         328,735
                                                                                                         ------------

Broadcasting (0.7%)
  Horipro Inc.                                                                                 87,000       1,293,807
                                                                                                         ------------

Building Materials (0.6%)
  Furusato Industries                                                                         131,000       1,095,832
                                                                                                         ------------

Clinical Examination (0.8%)
  Kanto Biomedical Laboratory                                                                 100,000       1,311,026
                                                                                                         ------------

Computers (10.5%)
  Daiwabo Information System Co.                                                               50,000       1,433,324
  I.O. Data Device Inc.                                                                       160,000      11,427,453
  Melco Inc.                                                                                  100,000       5,469,132
                                                                                                         ------------
                                                                                                           18,329,909
                                                                                                         ------------
Construction (2.6%)
  Kawasho Lease System Corp.                                                                  117,200       1,559,456
  Onoken Co., Ltd.                                                                             44,000       1,003,033
  Sacos Corp.                                                                                  60,000       1,344,291
  Yamazaki Construction Co., Ltd.                                                              40,000         563,546
  Yokogawa Construction Co., Ltd.                                                               9,000         110,068
                                                                                                         ------------
                                                                                                            4,580,394
                                                                                                         ------------
Electronics (13.7%)
  Ado Electronic Industrial Co., Ltd.                                                         108,000       2,430,291
  Advantest Corp.                                                                              30,000       1,702,377
  Apic Yamada Corp.                                                                           100,000       4,402,700
  Easton Co., Ltd.                                                                             90,000       3,786,322
  Katsuragawa Electric Co., Ltd.                                                              123,000       2,033,754
  New Japan Radio Co., Ltd. +                                                                 160,000       2,285,491
  Satori Electric Co., Ltd.                                                                    40,000       1,858,918
  USC Corp.                                                                                    25,000         802,270
  Yaesu Musen Co., Ltd.                                                                        58,000         618,530
  Yamaichi Electronics Mfg.                                                                   135,000       4,094,511
                                                                                                         ------------
                                                                                                           24,015,164
                                                                                                         ------------
Engineering & Construction (1.6%)
  Sawako Corp.                                                                                100,000       2,788,377
                                                                                                         ------------

                    See Accompanying Notes to Financial Statements.
                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Foods (1.2%)
  Warabeya Nichiyo Co., Ltd.                                                                   41,000    $    613,736
  Yoshinoya D&C Co., Ltd.                                                                          92       1,458,174
                                                                                                         ------------
                                                                                                            2,071,910
                                                                                                         ------------
Food Processing (2.5%)
  Ariake Japan Co., Ltd.                                                                       50,000       1,687,702
  Sato Foods Industries Co. Ltd.                                                               64,000       1,076,998
  Taiyo Kagaku Co., Ltd.                                                                      130,000       1,577,145
                                                                                                         ------------
                                                                                                            4,341,845
                                                                                                         ------------
Healthcare (2.1%)
  Nichii Gakkan Co.                                                                            83,000       3,621,759
                                                                                                         ------------

Home Appliances (5.3%)
  Yamada Denki Co., Ltd.                                                                      433,000       9,362,391
                                                                                                         ------------

Home Furnishings/Housewares (0.9%)
  Hikari Furniture Co., Ltd.                                                                   39,000         476,959
  Sekichu Co., Ltd.                                                                           105,000       1,119,753
                                                                                                         ------------
                                                                                                            1,596,712
                                                                                                         ------------
Lodging (0.1%)
  Royal Hotel                                                                                  26,000         178,065
                                                                                                         ------------

Machinery (Electric) (1.3%)
  Nissei ASB Machine Co., Ltd. +                                                              113,000       1,470,404
  Sato Corp.                                                                                   42,000         862,929
                                                                                                         ------------
                                                                                                            2,333,333
                                                                                                         ------------
Manufacturing (18.6%)
  Disco Corp.                                                                                 152,000       5,725,467
  Fujimi Inc.                                                                                 100,000       6,868,213
  Kadoya Sesame Mills Inc.                                                                     72,000         915,762
  Maki Manufacturing Co., Ltd.                                                                 50,000         860,973
  Nakakita Seisakusho Co., Ltd.                                                                60,000         299,384
  Nippon Steel Semiconductor Co. +                                                                150       5,870,267
  Nitta Industrial Corp.                                                                      392,000       6,481,558
  Tokyo Electron Ltd.                                                                          50,000       2,171,999
  Tokyo Seimitsu Co., Ltd.                                                                    175,000       3,424,322
                                                                                                         ------------
                                                                                                           32,617,945
                                                                                                         ------------
Pharmaceuticals (3.8%)
  Fuji Pharmaceutical Co., Ltd. +                                                             140,000       2,328,539
  Sawai Pharmaceutical Co., Ltd. +                                                             50,000       1,707,269
  Seikagaku Corp.                                                                             100,000       2,573,134
                                                                                                         ------------
                                                                                                            6,608,942
                                                                                                         ------------

                       See Accompanying Notes to Financial Statements.
28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Retail (18.5%)
  Aoyama Trading Co., Ltd                                                                     100,000    $  2,700,323
  Circle K Japan Co., Ltd +                                                                   190,000       7,249,780
  Fast Retailing Co., Ltd                                                                      60,000       2,929,263
  Homac Corp.                                                                                  16,000         286,469
  Home Wide Corp.                                                                             226,000       2,675,472
  Kuroganeya Co., Ltd.                                                                        201,000       3,048,136
  Laox Co.                                                                                     80,000       1,737,599
  Ryohin Keikaku Co., Ltd.                                                                    110,000       7,232,169
  Seven-Eleven Japan                                                                           40,000       2,669,015
  Sundrug Co., Ltd.                                                                            50,000       1,917,621
                                                                                                         ------------
                                                                                                           32,445,847
                                                                                                         ------------
Retail Merchandising (1.2%)
  Jeans Mate Corp.                                                                             15,000         484,297
  Kraft Inc.                                                                                   44,000         774,875
  Right On Co., Ltd.                                                                           48,000         915,762
                                                                                                         ------------
                                                                                                            2,174,934
                                                                                                         ------------
Shipbuilding (1.6%)
  Namura Shipbuilding                                                                         250,000       1,394,188
  Sanoyas Hishino Meisho Corp.                                                                300,000       1,467,567
                                                                                                         ------------
                                                                                                            2,861,755
                                                                                                         ------------
Wholesale Distribution (2.6%)
  Hakuto Co., Ltd.                                                                            100,000       2,582,918
  Petrolub International Co.                                                                   63,000       1,090,989
  Toyo Corp.                                                                                   50,000         552,784
  Yonkyu Co., Ltd.                                                                              9,000         233,343
                                                                                                         ------------
                                                                                                            4,460,034
                                                                                                         ------------
TOTAL COMMON STOCK (Cost $161,928,196)                                                                    161,030,985
                                                                                                         ------------
CORPORATE BONDS (0.3%)                                                                        PAR
                                                                                           ----------
Switzerland
  Ralse Co., Ltd. 1.00% 08/31/98 (Convertible; callable 2/29/96 @ 102 Sfr)
    (Cost $416,917)                                                                           500,000         418,355
                                                                                                         ------------
UNITED STATES TREASURY OBLIGATIONS (4.6%)
  U.S. Treasury Bill 4.90%, due 11/02/95
    (Cost $7,998,911)                                                                      $8,000,000       7,998,911
                                                                                                         ------------
SHORT-TERM INVESTMENTS (3.2%)
  Repurchase agreement with State Street Bank & Trust Co. dated 10/31/95 at 5.83%
  to be repurchased at $5,772,935 on 11/1/95 (Collateralized by $5,630,000 U.S.
  Treasury Note 7.25% due 11/30/96 with a market value of $5,892,116)
    (Cost $5,772,000)                                                                       5,772,000       5,772,000
                                                                                                         ------------
TOTAL INVESTMENTS (100.0%) (Cost $176,116,024*)                                                          $175,220,251
                                                                                                         ------------
                                                                                                         ------------

+ Non-income producing security.
* Also cost for Federal income tax purposes.

                      See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $176,116,024)                                                        $175,220,251
     Foreign currency (Cost $22,536,885)                                                               22,505,366
     Receivable for Fund shares sold                                                                    2,928,760
     Receivable for unrealized gain on forward contracts (Note 4)                                         593,925
     Receivable for investment securities sold                                                            536,755
     Deferred organizational costs (Note 1)                                                               166,783
     Dividends and interest receivable                                                                     88,944
     Other assets                                                                                           6,051
                                                                                                     ------------
          Total assets                                                                                202,046,835
                                                                                                     ------------

LIABILITIES

     Payable for investment securities purchased                                                       22,476,211
     Payable for Fund shares redeemed                                                                     717,610
     Accrued expenses                                                                                     283,532
                                                                                                     ------------
          Total liabilities                                                                            23,477,353
                                                                                                     ------------

NET ASSETS applicable to 19,646,455 Common Shares outstanding and
  115 Advisor Shares outstanding                                                                     $178,569,482
                                                                                                     ------------
                                                                                                     ------------

NET ASSET VALUE, offering and redemption price per Common Share
($178,568,438[div]19,646,455)                                                                               $9.09
                                                                                                            -----
                                                                                                            -----

NET ASSET VALUE, offering and redemption price per Advisor Share
($1,044[div]115)                                                                                            $9.08
                                                                                                            -----
                                                                                                            -----

                  See Accompanying Notes to Financial Statements.
36

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1995
--------------------------------------------------------------------------------

                                                             Warburg Pincus      Warburg Pincus       Warburg Pincus
                                                          Capital Appreciation   Emerging Growth   International Equity
                                                                  Fund                Fund                 Fund
                                                          --------------------   ---------------   --------------------
INVESTMENT INCOME:
     Dividends                                                $  2,107,232        $     772,834        $ 40,091,101
     Interest                                                      684,526            2,112,707           7,110,116
     Foreign taxes withheld                                         (2,423)                   0          (5,031,072)
                                                          --------------------   ---------------   --------------------
          Total investment income                                2,789,335            2,885,541          42,170,145
                                                          --------------------   ---------------   --------------------
EXPENSES:
     Investment advisory                                         1,367,729            3,824,061          20,225,631
     Administrative services                                       390,780              849,790           3,408,846
     Audit                                                          27,208               27,469              69,286
     Custodian/Sub-custodian                                        63,554              145,277           1,753,400
     Directors/Trustees                                             10,500               10,500              11,500
     Distribution/Shareholder servicing                             45,989              531,359           1,274,343
     Insurance                                                      10,104               14,770              58,340
     Legal                                                          90,851               76,677             102,549
     Organizational                                                      0                    0                   0
     Printing                                                       27,954               41,914             172,129
     Registration                                                   62,918              159,555             428,595
     Transfer agent                                                 92,488              149,133           1,538,272
     Miscellaneous                                                  35,776               37,625             380,319
                                                          --------------------   ---------------   --------------------
                                                                 2,225,851            5,868,130          29,423,210
     Less: fees waived and expenses reimbursed                           0                    0                   0
                                                          --------------------   ---------------   --------------------
          Total expenses                                         2,225,851            5,868,130          29,423,210
                                                          --------------------   ---------------   --------------------
            Net investment income (loss)                           563,484           (2,982,589)         12,746,935
                                                          --------------------   ---------------   --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain (loss) from security transactions        31,649,453           49,113,782         (34,444,203)
     Net realized gain (loss) from foreign currency
       related items                                                     0                    0          16,792,905
     Net change in unrealized appreciation (depreciation)
       from investments and foreign currency related items       12,386,702          84,670,426          (4,675,049)
                                                          --------------------   ---------------   --------------------
            Net realized and unrealized gain (loss) from
               investments and foreign currency related
               items                                            44,036,155          133,784,208         (22,326,347)
                                                          --------------------   ---------------   --------------------
            Net increase (decrease) in net assets
               resulting from operations                      $ 44,599,639        $ 130,801,619        $ (9,579,412)
                                                          --------------------   ---------------   --------------------
                                                          --------------------   ---------------   --------------------


40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Warburg Pincus    Warburg Pincus       Warburg Pincus
              Japan OTC      Emerging Markets   Post-Venture Capital
                 Fund            Fund (1)             Fund (2)
            --------------   ----------------   --------------------
              $  221,577         $ 33,788             $      0
                 412,522           22,711                2,675
                 (33,237)          (3,250)                   0
            --------------   ----------------      -----------
                 600,862           53,249                2,675
            --------------   ----------------      -----------
                 599,720           29,641                1,756
                 138,679            5,217                  280
                  25,700           16,000                9,000
                  60,612           45,701                5,771
                  11,290           14,625                1,250
                 119,941            5,926                  351
                   2,761              855                    0
                  96,359           54,987                5,000
                  42,449           37,432                1,932
                   2,579           14,765                1,000
                 115,649           26,664                6,000
                 100,690           28,656                2,833
                  10,620            6,070                  500
            --------------   ----------------      -----------
               1,327,049          286,539               35,673
                (652,386)        (262,824)             (33,354)
            --------------   ----------------      -----------
                 674,663           23,715                2,319
            --------------   ----------------      -----------
                 (73,801)          29,534                  356
            --------------   ----------------      -----------
              (4,629,196)         102,219              (26,884)
               7,895,010           (4,992)                   0
                (195,368)          (9,058)             164,441
            --------------   ----------------      -----------
               3,070,446           88,169              137,557
            --------------   ----------------      -----------
              $2,996,645         $117,703             $137,913
            --------------   ----------------      -----------
            --------------   ----------------      -----------

(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.

(2) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.


                       See Accompanying Notes to Financial Statements.
                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Warburg Pincus                         Warburg Pincus
                                                   Capital Appreciation                      Emerging Growth
                                                           Fund                                   Fund
                                            -----------------------------------    -----------------------------------
                                              For the Year Ended October 31,         For the Year Ended October 31,
                                                 1995                1994               1995                1994
                                            ---------------    ----------------    ---------------    ----------------
FROM OPERATIONS:
    Net investment income (loss)             $     563,484       $    384,246       $  (2,982,589)      $ (1,678,646)
    Net realized gain (loss) from
      security transactions                     31,649,453         11,173,174          49,113,782         (5,721,525)
    Net realized gain (loss) from foreign
      currency related items                             0                  0                   0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items            12,386,702         (9,106,613)         84,670,426         10,930,919
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets resulting from
          operations                            44,599,639          2,450,807         130,801,619          3,530,748
                                            ---------------    ----------------    ---------------    ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common Shares                             (563,484)          (419,337)                  0                  0
        Advisor Shares                                   0            (27,724)                  0                  0
    Distributions in excess of net
      investment income:
        Common Shares                                    0                  0                   0                  0
    Distributions from capital gains:
        Common Shares                          (10,419,627)       (12,899,141)                  0        (10,576,150)
        Advisor Shares                            (575,892)          (852,608)                  0         (1,639,316)
                                            ---------------    ----------------    ---------------    ----------------
        Net decrease from distributions        (11,559,003)       (14,198,810)                  0        (12,215,466)
                                            ---------------    ----------------    ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                88,963,455         45,617,531         335,569,078        180,813,270
    Reinvested dividends                        11,246,752         13,809,167                   0         12,758,387
    Net asset value of shares redeemed         (53,459,471)       (49,851,500)       (116,280,844)       (71,767,717)
                                            ---------------    ----------------    ---------------    ----------------
        Net increase in net assets from
          capital share transactions            46,750,736          9,575,198         219,288,234        121,803,940
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets                                79,791,372         (2,172,805)        350,089,853        113,119,222
NET ASSETS:
    Beginning of period                        167,514,493        169,687,298         304,672,758        191,553,536
                                            ---------------    ----------------    ---------------    ----------------
    End of period                            $ 247,305,865       $167,514,493       $ 654,762,611       $304,672,758
                                            ---------------    ----------------    ---------------    ----------------
                                            ---------------    ----------------    ---------------    ----------------

42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       Warburg Pincus                   Warburg Pincus         Warburg Pincus
                                                          Japan OTC                    Emerging Markets         Post-Venture
              Warburg Pincus                                Fund                             Fund               Capital Fund
           International Equity            ---------------------------------------    -------------------    -------------------
                   Fund                                          For the Period         For the Period         For the Period
    -----------------------------------                        September 30, 1994      December 30, 1994     September 29, 1995
                                               For the          (Commencement of       (Commencement of       (Commencement of
      For the Year Ended October 31,          Year Ended       Operations) through    Operations) through    Operations) through
         1995                1994          October 31, 1995     October 31, 1994       October 31, 1995       October 31, 1995
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

    $   12,746,935      $    1,310,933       $    (73,801)         $     5,115            $    29,534            $       356

       (34,444,203 )        48,091,665         (4,629,196)                   0                102,219                (26,884)

        16,792,905          (2,772,944)         7,895,010             (294,437)                (4,992)                     0

        (4,675,049 )        82,484,415           (195,368)             (35,099)                (9,058)               164,441
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

        (9,579,412 )       129,114,069          2,996,645             (324,421)               117,703                137,913
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (11,671,023 )        (1,764,380)                 0                    0                (14,321)                     0
          (629,473 )          (218,961)                 0                    0                     (3)                     0

                 0            (223,659)                 0                    0                      0                      0
       (42,332,078 )        (1,047,367)                 0                    0                      0                      0
        (5,756,403 )          (129,979)                 0                    0                      0                      0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
       (60,388,977 )        (3,384,346)                 0                    0                (14,324)                     0
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

     1,383,361,959       1,430,739,923        200,565,875           20,287,158              7,753,908              2,792,403
        54,872,977           2,950,772                  0                    0                 13,802                      0
      (715,598,203 )      (249,050,078)       (44,871,674)            (185,101)            (1,191,160)                (4,887)
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       722,636,733       1,184,640,617        155,694,201           20,102,057              6,576,550              2,787,516
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

       652,668,344       1,310,370,340        158,690,846           19,777,636              6,679,929              2,925,429
     1,733,275,503         422,905,163         19,878,636              101,000                101,000                100,000
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    $2,385,943,847      $1,733,275,503       $178,569,482          $19,878,636            $ 6,780,929            $ 3,025,429
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------
    ---------------    ----------------    ----------------    -------------------    -------------------    -------------------

                       See Accompanying Notes to Financial Statements.
                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For a Common Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                             For the Period
                                                                                           September 30, 1994
                                                                                            (Commencement of
                                                            For the Year Ended            Operations) through
                                                             October 31, 1995               October 31, 1994
                                                        ---------------------------    --------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.85                      $  10.00
                                                               -----------                    ----------
     Income from Investment Operations:
     Net Investment Income                                             .00                           .00
     Net Loss on Securities and Foreign Currency
       Related Items (both realized and unrealized)                   (.76)                         (.15)
                                                               -----------                    ----------
          Total from Investment Operations                            (.76)                         (.15)
                                                               -----------                    ----------
     Less Distributions:
     Dividends from Net Investment Income                              .00                           .00
     Distributions from Capital Gains                                  .00                           .00
                                                               -----------                    ----------
          Total Distributions                                          .00                           .00
                                                               -----------                    ----------
NET ASSET VALUE, END OF PERIOD                                   $    9.09                      $   9.85
                                                               -----------                    ----------
                                                               -----------                    ----------

Total Return                                                         (7.72%)                      (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                 $ 178,568                      $ 19,878

Ratios to average daily net assets:
     Operating expenses                                               1.41%                         1.00%*
     Net investment income (loss)                                     (.15%)                         .49%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                           1.35%                         4.96%*

Portfolio Turnover Rate                                              82.98%                          .00%

* Annualized

                See Accompanying Notes to Financial Statements.

                                                                              47
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund') and Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund', together with the Capital Appreciation Fund, the International Equity Fund, the Post-Venture Capital Fund, the Emerging Growth Fund and the Japan OTC Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Common and the Advisor Shares are currently bearing expenses of .25% and .50% of average daily net assets, respectively.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, transfer agent and printing) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Certain amounts in the Financial Highlights have been reclassified to conform with current year presentation.

     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                                                                              51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets
Emerging Markets                     1.25% of average daily net assets
Post-Venture Capital                 1.25% of average daily net assets

     For the period or year ended October 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                         NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER      ADVISORY FEE    REIMBURSEMENTS
-------------------------------------------   ------------    ---------    ------------    --------------
Capital Appreciation                          $  1,367,729    $       0    $  1,367,729      $        0
Emerging Growth                                  3,824,061            0       3,824,061               0
International Equity                            20,225,631            0      20,225,631               0
Japan OTC                                          599,720     (599,720)              0         (25,920)
Emerging Markets                                    29,641      (29,641)              0        (230,338)
Post-Venture Capital                                 1,756       (1,756)              0         (31,458)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                    $  195,390
Emerging Growth                                            424,895
International Equity                                     2,022,563
Japan OTC                                                   47,978
Emerging Markets                                             2,372
Post-Venture Capital                                           140

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund. For the International Equity Fund, the Japan OTC Fund and the Emerging Markets Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08%

52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

     For the period or year ended October 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                            NET
                  FUND                      CO-ADMINISTRATION FEE     WAIVER       CO-ADMINISTRATION FEE
-----------------------------------------   ---------------------    --------    -------------------------
Capital Appreciation                             $   195,390         $      0           $   195,390
Emerging Growth                                      424,895                0               424,895
International Equity                               1,386,283                0             1,386,283
Japan OTC                                             90,701          (26,746)               63,955
Emerging Markets                                       2,845           (2,845)                    0
Post-Venture Capital                                     140             (140)                    0

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1995, distribution fees earned by CSI were as follows:

                   FUND                              DISTRIBUTION FEE
-------------------------------------------   ------------------------------
Japan OTC                                                $119,941
Emerging Markets                                            5,926
Post-Venture Capital                                          351

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $  299,741,274    $269,962,070
Emerging Growth                                                  532,722,466     336,581,792
International Equity                                           1,457,609,458     735,613,078
Japan OTC                                                        189,768,420      36,507,703
Emerging Markets                                                   7,181,659       1,297,140
Post-Venture Capital                                               2,714,501         222,270

                                                                              53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 45,397,319      $  (3,203,157)      $ 42,194,162
Emerging Growth                          144,909,782         (9,681,675)       135,228,107
International Equity                     260,125,513       (171,560,066)        88,565,447
Japan OTC                                  6,205,079         (7,100,852)          (895,773)
Emerging Markets                             341,944           (352,944)           (11,000)
Post-Venture Capital                         233,929            (69,488)           164,441

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

At October 31, 1995, the International Equity Fund and the Japan OTC Fund had the following open forward foreign currency contracts:


                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------
French Francs           11/15/95         260,000,000     $ 52,170,074     $ 53,253,590       $ (1,083,516)
French Francs           11/16/95         122,216,250       25,050,833       25,032,515             18,318
German Marks            11/16/95         110,000,000       78,272,317       78,263,963              8,354
German Marks            05/17/96          78,928,380       55,400,000       56,652,584         (1,252,584)
Japanese Yen            03/21/96       5,547,240,000       57,000,000       55,475,507          1,524,493
Japanese Yen            03/21/96       4,764,377,500       47,298,496       47,646,443           (347,947)
Japanese Yen            03/21/96       4,764,377,500       47,276,203       47,646,443           (370,240)
Japanese Yen            03/21/96       1,385,445,000       13,761,286       13,855,226            (93,940)
Japanese Yen            05/13/96       8,731,990,000      109,000,000       88,008,212         20,991,788
Japanese Yen            05/16/96       9,247,700,000      110,000,000       93,246,752         16,753,248
Japanese Yen            05/16/96       4,586,012,000       55,400,000       46,241,847          9,158,153
Japanese Yen            09/18/96       4,660,000,000       50,000,000       47,860,895          2,139,105
                                                         ------------     ------------     ----------------
                                                         $700,629,209     $653,183,977       $ 47,445,232
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------


                                         FOREIGN
                                         CURRENCY                                             UNREALIZED
 FORWARD CURRENCY      EXPIRATION         TO BE            CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          PURCHASED           AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

German Marks            11/16/95          34,500,000     $ 25,050,828     $ 24,546,425       $   (504,403)
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                              JAPAN OTC FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

Japanese Yen            11/30/95      12,567,400,000     $124,000,000     $123,536,813       $    463,187
Japanese Yen            11/30/95       2,027,000,000       20,000,000       19,925,293             74,707
Japanese Yen            11/30/95       1,520,250,000       15,000,000       14,943,969             56,031
                                                         ------------     ------------     ----------------
                                                         $159,000,000     $158,406,075       $    593,925
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                                                              55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS

     The International Equity Fund (the 'Fund') entered into a Taiwanese equity swap agreement (which represents approximately .005% of the Fund's net assets at October 31, 1995) dated August 11, 1995, where the Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Fund pays quarterly the Libor rate (London Interbank Offered
Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount ('Notional amount') of $12,000,000. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Fund will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Fund has recorded an unrealized gain of $502,018 and interest payable of $192,375 on the equity swap transaction.

56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

     Transactions in shares of each Fund were as follows:

                                       CAPITAL APPRECIATION FUND
                             Common Shares                   Advisor Shares
                     -----------------------------     ---------------------------
                                    For the Year Ended October 31,
                     -------------------------------------------------------------
                         1995             1994            1995            1994
                     ------------     ------------     -----------     -----------
Shares sold             6,020,619        2,958,494         201,782         290,193
Shares issued to
  shareholders on
  reinvestment of
  dividends               850,478          920,210          46,554          61,526
Shares redeemed        (3,638,974)      (3,126,497)       (110,027)       (460,020)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) in
  shares outstanding    3,232,123          752,207         138,309        (108,301)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------
Proceeds from sale
  of shares          $ 85,992,655     $ 41,570,590     $ 2,970,800     $ 4,046,941
Reinvested dividends   10,670,876       12,945,690         575,876         863,477
Net asset value of
  shares redeemed     (51,907,650)     (43,449,501)     (1,551,821)     (6,401,999)
                     ------------     ------------     -----------     -----------
Net increase
  (decrease) from
  capital share
  transactions       $ 44,755,881     $ 11,066,779     $ 1,994,855     $(1,491,581)
                     ------------     ------------     -----------     -----------
                     ------------     ------------     -----------     -----------

                                            EMERGING GROWTH FUND
                               Common Shares                    Advisor Shares
                       -----------------------------     ----------------------------
                                       For the Year Ended October 31,
                       --------------------------------------------------------------
                           1995             1994            1995             1994
                       ------------     ------------     -----------     ------------
Shares sold               9,808,362        6,133,751       3,172,686        2,233,737
Shares issued to
  shareholders on
  reinvestment of
  dividends                       0          506,720               0           80,473
Shares redeemed          (4,294,179)      (2,859,413)       (383,922)        (517,898)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) in
  shares outstanding      5,514,183        3,781,058       2,788,764        1,796,312
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------
Proceeds from sale
  of shares            $256,886,928     $132,922,995     $78,682,150     $ 47,890,275
Reinvested dividends              0       11,015,146               0        1,743,241
Net asset value of
  shares redeemed      (106,777,032)     (61,126,667)     (9,503,812)     (10,641,050)
                       ------------     ------------     -----------     ------------
Net increase
  (decrease) from
  capital share
  transactions         $150,109,896     $ 82,811,474     $69,178,338     $ 38,992,466
                       ------------     ------------     -----------     ------------
                       ------------     ------------     -----------     ------------

                                                                              57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                               INTERNATIONAL EQUITY FUND                             EMERGING MARKETS FUND
                                                                                                Common Shares     Advisor Shares
                                     Common Shares                     Advisor Shares           -------------     --------------
                            --------------------------------    ----------------------------            For the Period
                                             For the Year Ended October 31,                            December 30, 1994
                            ----------------------------------------------------------------     (Commencement of Operations)
                                 1995              1994             1995            1994           through October 31, 1995
                            --------------    --------------    ------------    ------------    -------------------------------

Shares sold                     68,096,606        64,218,907       7,225,150       7,956,088         694,008            22
Shares issued to
  shareholders on
  reinvestment of
  dividends                      2,623,005           147,031         346,377           6,879           1,267             0
Shares redeemed                (38,317,625)      (11,861,720)       (770,753)       (795,406)       (104,480)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  in shares outstanding         32,401,986        52,504,218       6,800,774       7,167,561         590,795            22
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----
Proceeds from sale of
  shares                    $1,251,776,887    $1,275,306,263    $131,585,072    $155,433,660     $ 7,753,651          $257
Reinvested dividends            48,487,109         2,820,903       6,385,868         129,869          13,802             0
Net asset value of shares
  redeemed                    (701,310,424)     (233,614,600)    (14,287,779)    (15,435,478)     (1,191,160)            0
                            --------------    --------------    ------------    ------------    -------------        -----
Net increase (decrease)
  from capital share
  transactions              $  598,953,572    $1,044,512,566    $123,683,161    $140,128,051     $ 6,576,293          $257
                            --------------    --------------    ------------    ------------    -------------        -----
                            --------------    --------------    ------------    ------------    -------------        -----

7. NET ASSETS

     Net Assets at October 31, 1995, consisted of the following:

                                                                          CAPITAL           EMERGING
                                                                     APPRECIATION FUND    GROWTH FUND
                                                                     -----------------    ------------

Capital contributed, net                                               $ 173,327,827      $479,035,241
Accumulated net investment income (loss)                                           0                0
Accumulated net realized gain (loss) from security transactions           31,648,355       40,302,640
Net unrealized appreciation (depreciation) from investments and
  foreign currency related items                                          42,329,683      135,424,730
                                                                     -----------------    ------------
Net assets                                                             $ 247,305,865      $654,762,611
                                                                     -----------------    ------------
                                                                     -----------------    ------------

58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            JAPAN OTC FUND
                        Common Shares                            Advisor Shares
            -------------------------------------     -------------------------------------
                                  For the Period                            For the Period         POST-VENTURE CAPITAL FUND
                                  September 30,                             September 30,                         Advisor Shares
                                       1994                                      1994                             --------------
                                  (Commencement                             (Commencement
                                                                                                Common Shares
                                                                                                -------------
                                                                                                         For the Period
                For the           of Operations)          For the           of Operations)             September 29, 1995
               Year Ended            through             Year Ended            through            (Commencement of Operations)
            October 31, 1995     October 31, 1994     October 31, 1995     October 31, 1994         through October 31, 1995
            ----------------     ----------------     ----------------     ----------------     --------------------------------

                22,809,795            2,025,697               0                    15                273,510             19
                         0                    0               0                     0                      0              0
                (5,180,432)             (18,605)              0                     0                   (473)             0
            ----------------     ----------------            ---                -----           -------------         -----
                17,629,363            2,007,092               0                    15                273,037             19
            ----------------     ----------------            ---                -----           -------------         -----
            ----------------     ----------------            ---                -----           -------------         -----
              $200,565,875         $ 20,287,008              $0                  $150            $ 2,792,203           $200
                         0                    0               0                     0                      0              0
               (44,871,674)            (185,101)              0                     0                 (4,887)             0
            ----------------     ----------------            ---                -----           -------------         -----
              $155,694,201         $ 20,101,907              $0                  $150            $ 2,787,316           $200
            ----------------     ----------------            ---                -----           -------------         -----
            ----------------     ----------------            ---                -----           -------------         -----

         INTERNATIONAL        EMERGING                          POST-VENTURE
          EQUITY FUND       MARKETS FUND     JAPAN OTC FUND     CAPITAL FUND
         --------------     ------------     --------------     ------------

         $2,271,007,433      $6,677,550       $175,619,527       $2,887,516
             19,124,669          10,218          7,821,209              356
            (40,671,086)        102,219         (4,640,787)         (26,884)
            136,482,831          (9,058)          (230,467)         164,441
         --------------     ------------     --------------     ------------
         $2,385,943,847      $6,780,929       $178,569,482       $3,025,429
         --------------     ------------     --------------     ------------
         --------------     ------------     --------------     ------------

                                                                              59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund had capital loss carryovers of $40,671,086, $4,629,196 and $26,884, respectively, expiring in 2003 to offset possible future capital gains of each Fund.

9. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Advisor Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Share of each Fund are as follows:

                                                                              Capital Appreciation Fund
                                                           ----------------------------------------------------------------
                                                                                    Advisor Shares
                                                           ----------------------------------------------------------------
                                                                                                            April 4, 1991
                                                                                                               (Initial
                                                                 For the Year Ended October 31,               Issuance)
                                                           ------------------------------------------          through
                                                            1995        1994        1993        1992       October 31, 1991
                                                           ------      ------      ------      ------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $14.22      $15.28      $13.28      $12.16           $12.04
                                                           ------      ------      ------      ------          -------
     Income from Investment Operations:
     Net Investment Income (Loss)                             .00        (.08)        .00        (.01)             .05
     Net Gain on Securities (both realized and
       unrealized)                                           3.02         .23        2.76        1.20              .13
                                                           ------      ------      ------      ------          -------
          Total from Investment Operations                   3.02         .15        2.76        1.19              .18
                                                           ------      ------      ------      ------          -------
     Less Distributions:
     Dividends from Net Investment Income                     .00        (.02)        .00        (.02)            (.06)
     Distributions from Capital Gains                        (.98)      (1.19)       (.76)       (.05)             .00
                                                           ------      ------      ------      ------          -------
          Total Distributions                                (.98)      (1.21)       (.76)       (.07)            (.06)
                                                           ------      ------      ------      ------          -------
NET ASSET VALUE, END OF PERIOD                             $16.26      $14.22      $15.28      $13.28           $12.16
                                                           ------      ------      ------      ------          -------
                                                           ------      ------      ------      ------          -------

Total Return                                                23.41%       1.23%      21.64%       9.83%            2.66%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                           $11,594     $8,169     $10,437      $1,655             $443

Ratios to average daily net assets:
     Operating expenses                                      1.62%       1.55%       1.51%       1.56%            1.63%*
     Net investment income (loss)                            (.18%)      (.24%)      (.25%)      (.11%)            .25%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                   .00%        .01%        .00%        .01%             .01%*

Portfolio Turnover Rate                                    146.09%      51.87%      48.26%      55.83%           39.50%

* Annualized

60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.02
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                              Emerging Growth Fund
                                                            --------------------------------------------------------
                                                                                 Advisor Shares
                                                            --------------------------------------------------------
                                                                                                     April 4, 1991
                                                                                                        (Initial
                                                               For the Year Ended October 31,          Issuance)
                                                            ------------------------------------        through
                                                             1995      1994      1993      1992     October 31, 1991
                                                            ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $22.05    $23.51    $18.19    $16.99         $15.18
                                                            ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Loss                                      (.09)     (.08)     (.08)     (.06)           .00
     Net Gain (Loss) on Securities (both
       realized and unrealized)                               7.42      (.02)     5.77      1.62           1.82
                                                            ------    ------    ------    ------        -------
          Total from Investment Operations                    7.33      (.10)     5.69      1.56           1.82
                                                            ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                      .00       .00       .00       .00           (.01)
     Distributions from Capital Gains                          .00     (1.36)     (.37)     (.36)           .00
                                                            ------    ------    ------    ------        -------
          Total Distributions                                  .00     (1.36)     (.37)     (.36)          (.01)
                                                            ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                              $29.38    $22.05    $23.51    $18.19         $16.99
                                                            ------    ------    ------    ------        -------
                                                            ------    ------    ------    ------        -------

Total Return                                                 33.24%     (.29%)   31.67%     9.02%         23.43%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                          $167,225   $64,009   $26,029    $5,398           $275

Ratios to average daily net assets:
     Operating expenses                                       1.76%     1.72%     1.73%     1.74%          1.74%*
     Net investment loss                                     (1.08%)   (1.08%)   (1.09%)    (.87%)         (.49%)*
     Decrease reflected in above operating expense ratios
       due to waivers/reimbursements                           .00%      .04%      .00%      .06%           .42%*

Portfolio Turnover Rate                                      84.82%    60.38%    68.35%    63.38%         97.69%

* Annualized

62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                     International Equity Fund
                                                                      --------------------------------------------------------
                                                                                           Advisor Shares
                                                                      --------------------------------------------------------
                                                                                                               April 4, 1991
                                                                                                                  (Initial
                                                                         For the Year Ended October 31,          Issuance)
                                                                      ------------------------------------        through
                                                                       1995      1994      1993      1992     October 31, 1991
                                                                      ------    ------    ------    ------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $20.38    $16.91    $12.20    $13.66         $13.14
                                                                      ------    ------    ------    ------        -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                        .03       .16      (.01)      .13            .00
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items
       (both realized and unrealized)                                   (.67)     3.35      4.86     (1.32)           .58
                                                                      ------    ------    ------    ------        -------
          Total from Investment Operations                              (.64)     3.51      4.85     (1.19)           .58
                                                                      ------    ------    ------    ------        -------
     Less Distributions:
     Dividends from Net Investment Income                               (.05)      .00      (.01)     (.12)          (.06)
     Distributions from Capital Gains                                   (.53)     (.04)     (.13)     (.15)           .00
                                                                      ------    ------    ------    ------        -------
          Total Distributions                                           (.58)     (.04)     (.14)     (.27)          (.06)
                                                                      ------    ------    ------    ------        -------
NET ASSET VALUE, END OF PERIOD                                        $19.16    $20.38    $16.91    $12.20         $13.66
                                                                      ------    ------    ------    ------        -------
                                                                      ------    ------    ------    ------        -------

Total Return                                                           (3.04%)   20.77%    40.06%    (8.86%)         7.85%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                    $317,736  $199,404   $44,244    $1,472           $153

Ratios to average daily net assets:
     Operating expenses                                                 1.89%     1.94%     2.00%     2.00%          2.23%*
     Net investment income (loss)                                        .20%     (.29%)    (.36%)     .54%           .30%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                            .00%      .00%      .00%      .07%           .17%*

Portfolio Turnover Rate                                                39.24%    17.02%    22.60%    53.29%         54.95%

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.38
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                         Japan OTC Fund
                                                                            ----------------------------------------
                                                                                         Advisor Shares
                                                                            ----------------------------------------
                                                                                                   For the Period
                                                                                                 September 30, 1994
                                                                                For the           (Commencement of
                                                                               Year Ended        Operations) through
                                                                            October 31, 1995      October 31, 1994
                                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $9.85                 $10.00
                                                                                 ------                -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                                  (.02)                   .00
     Net Loss on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                    (.75)                  (.15)
                                                                                 ------                -------
          Total from Investment Operations                                         (.77)                  (.15)
                                                                                 ------                -------
     Less Distributions:
     Dividends from Net Investment Income                                           .00                    .00
     Distributions from Capital Gains                                               .00                    .00
                                                                                 ------                -------
          Total Distributions                                                       .00                    .00
                                                                                 ------                -------
NET ASSET VALUE, END OF PERIOD                                                   $ 9.08                $  9.85
                                                                                 ------                -------
                                                                                 ------                -------

Total Return                                                                      (7.82%)               (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                     $1                     $1

Ratios to average daily net assets:
     Operating expenses                                                            1.31%                  1.18%*
     Net investment income (loss)                                                  (.19%)                  .12%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                                      1.83%                  4.74%*

Portfolio Turnover Rate                                                           82.98%                   .00%

* Annualized

64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                                        Emerging Markets Fund
                                                                                                        ---------------------
                                                                                                           Advisor Shares
                                                                                                        ---------------------
                                                                                                          December 30, 1994
                                                                                                          (Commencement of
                                                                                                         Operations) through
                                                                                                          October 31, 1995
                                                                                                        ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $ 10.00
                                                                                                               -------
     Income from Investment Operations:
     Net Investment Income                                                                                         .14
     Net Gain on Securities and Foreign Currency Related Items (both realized and unrealized)                     1.19
                                                                                                               -------
          Total from Investment Operations                                                                        1.33
                                                                                                               -------
     Less Distributions:
     Dividends from Net Investment Income                                                                         (.03)
     Distributions from Capital Gains                                                                              .00
                                                                                                               -------
          Total Distributions                                                                                     (.03)
                                                                                                               -------
NET ASSET VALUE, END OF PERIOD                                                                                 $ 11.30
                                                                                                               -------
                                                                                                               -------

Total Return                                                                                                     16.05%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                                    $1

Ratios to average daily net assets:
     Operating expenses                                                                                           1.22%*
     Net investment income                                                                                        1.76%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                                    16.36%*

Portfolio Turnover Rate                                                                                          69.12%*

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.03

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                          Post-Venture Capital Fund
                                                                                          -------------------------
                                                                                               Advisor Shares
                                                                                          -------------------------
                                                                                               For the Period
                                                                                             September 29, 1995
                                                                                              (Commencement of
                                                                                             Operations) through
                                                                                              October 31, 1995
                                                                                          -------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $ 10.00
                                                                                                   -------
     Income from Investment Operations:
     Net Investment Income                                                                             .00
     Net Gain on Securities                                                                            .68
                                                                                                   -------
          Total from Investment Operations                                                             .68
                                                                                                   -------
     Less Distributions:
     Dividends from Net Investment Income                                                              .00
     Distributions from Capital Gains                                                                  .00
                                                                                                   -------
          Total Distributions                                                                          .00
                                                                                                   -------
NET ASSET VALUE, END OF PERIOD                                                                     $ 10.68
                                                                                                   -------
                                                                                                   -------

Total Return                                                                                          6.80%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                        $1

Ratios to average daily net assets:
     Operating expenses                                                                               2.15%*
     Net investment income                                                                             .09%*
     Decrease reflected in above operating expense ratio due to
       waivers/reimbursements                                                                         9.25%*

Portfolio Turnover Rate                                                                              16.90%*

* Annualized

+ Non annualized

66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND -- ADVISOR SHARES
--------------------------------------------------------------------------------

                                                                December 8, 1995

Dear Shareholder:

     The objective of the Advisor Shares of Warburg Pincus Japan OTC Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in securities traded on the Japanese over-the-counter (OTC) market. At all times, except during temporary defensive periods, the Fund maintains at least 65% of its assets in these OTC securities.

     For the 12 months ended October 31, 1995, the Fund lost 7.82%, vs. a 15.58% decline in the yen-denominated JASDAQ Index. In dollar terms, the JASDAQ Index lost 19.93%.

     Though the Japanese market finished the period with a net loss, its rebound in recent months is encouraging. For example, the six-month total return of the Fund (4/30/95 - 10/31/95) is 15.82%. We believe that there are additional, significant grounds for optimism regarding Japan, and that the stock market's rally reflects a secular change under way in the Japanese economy, one that will provide excellent opportunities for smaller companies.

     There are several reasons for optimism. First, the yen's reversal suggests that Japanese finance officials are finally committed to taking the necessary steps to reverse the country's protracted economic slide. Recent money-supply data confirm the liquidity growth that we first suspected earlier this year, while the Bank of Japan's increasing willingness to discuss the country's troubled banking system is also encouraging and likely foreshadows a taxpayer-financed bailout of the financial sector. This will have a significant impact on the economy and the broad stock market.

     Second, there is a strong earnings recovery taking place in the manufacturing sector. The strongest growth in earnings is occurring in the electronics area, especially among semiconductor- and personal-computer-related companies, which are well-represented in the OTC market. Many other basic industries (e.g., paper and petrochemicals) are seeing good earnings growth as well, the result of aggressive restructuring efforts and strategic mergers.

     Third, on a longer-term basis, opportunities continue to appear for companies nimble enough to take advantage of inefficiencies within the Japanese economy. Though deregulation of Japan's overregulated economy is likely to remain slow, the rapidly expanding OTC market is presenting an increasing range of smaller companies that benefit from these changes.

     Our primary areas of focus in the portfolio currently are in personal-computer-related and consumption-related companies (e.g., retailers), which we believe have the best prospects over the coming months. We are also looking at opportunities in the housing sector, which stands to benefit from the current low level of interest rates and the reconstruction efforts necessitated by the Kobe earthquake.

Shuhei Abe                               Nicholas P.W. Horsley
Co-Portfolio Manager                     Co-Portfolio Manager

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND -- ADVISOR SHARES
--------------------------------------------------------------------------------

  GRAPH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS JAPAN OTC FUND
                     SINCE INCEPTION AS OF OCTOBER 31, 1995

     The graph below illustrates the hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Japan OTC Fund (the 'Fund') from September 30, 1994 (inception) to October 31, 1995, assuming the reinvestment of dividends and capital gains at net asset value, compared to the JASDAQ* for the same time period.




                             [ INSERT GRAPHIC HERE ]




                                                                                          FUND
                                                                                        ---------
1 Year Total Return (09/30/94 - 09/30/95)............................................     - 9.20%

     All figures cited here represent past performance and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than original cost. Without waivers or reimbursements of Fund expenses, average annual total returns for the 1 year period ending 9/30/95 and the 1 year and since inception periods ending 10/31/95, respectively, would have been
 -11.20%,  -9.44% and  -10.35%.

------------
  * The JASDAQ Over-The-Counter Composite Index is an unmanaged index comprised of stocks traded over-the-counter in Japan.

 ** Stated in Yen

*** Stated in US dollars

  + Non-annualized

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Boards of Directors, Trustees and Shareholders of
  Warburg Pincus Equity Funds:

We have audited the accompanying statements of net assets of the Warburg Pincus Capital Appreciation Fund, Warburg Pincus Emerging Growth Fund and Warburg Pincus International Equity Fund and the accompanying statements of assets and liabilities including the schedules of investments of Warburg Pincus Japan OTC Fund, Warburg Pincus Emerging Markets Fund and Warburg Pincus Post-Venture Capital Fund (all Funds collectively referred to as the 'Warburg Pincus Equity Funds') as of October 31, 1995, and the related statements of operations for the year (or period) then ended, and the statements of changes in net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Warburg Pincus Equity Funds for each of the two years in the period ended October 31, 1992, were audited by other auditors, whose report dated December 15, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Warburg Pincus Equity Funds as of October 31, 1995, and the results of their operations for the year (or period) then ended, and the changes in their net assets for each of the two years (or period) and the financial highlights for each of the three years (or period) in the period then ended, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, PA
December 14, 1995

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (91.9%)

Agriculture (0.6%)
  Kaneko Seeds Co.                                                                            100,000    $  1,027,297
                                                                                                         ------------

Automobile (0.9%)
  Aucnet Inc.                                                                                  30,000       1,584,972
                                                                                                         ------------

Automotive Parts-Equipment (0.2%)
  Harada Industry Co., Ltd.                                                                    16,000         328,735
                                                                                                         ------------

Broadcasting (0.7%)
  Horipro Inc.                                                                                 87,000       1,293,807
                                                                                                         ------------

Building Materials (0.6%)
  Furusato Industries                                                                         131,000       1,095,832
                                                                                                         ------------

Clinical Examination (0.8%)
  Kanto Biomedical Laboratory                                                                 100,000       1,311,026
                                                                                                         ------------

Computers (10.5%)
  Daiwabo Information System Co.                                                               50,000       1,433,324
  I.O. Data Device Inc.                                                                       160,000      11,427,453
  Melco Inc.                                                                                  100,000       5,469,132
                                                                                                         ------------
                                                                                                           18,329,909
                                                                                                         ------------
Construction (2.6%)
  Kawasho Lease System Corp.                                                                  117,200       1,559,456
  Onoken Co., Ltd.                                                                             44,000       1,003,033
  Sacos Corp.                                                                                  60,000       1,344,291
  Yamazaki Construction Co., Ltd.                                                              40,000         563,546
  Yokogawa Construction Co., Ltd.                                                               9,000         110,068
                                                                                                         ------------
                                                                                                            4,580,394
                                                                                                         ------------
Electronics (13.7%)
  Ado Electronic Industrial Co., Ltd.                                                         108,000       2,430,291
  Advantest Corp.                                                                              30,000       1,702,377
  Apic Yamada Corp.                                                                           100,000       4,402,700
  Easton Co., Ltd.                                                                             90,000       3,786,322
  Katsuragawa Electric Co., Ltd.                                                              123,000       2,033,754
  New Japan Radio Co., Ltd. +                                                                 160,000       2,285,491
  Satori Electric Co., Ltd.                                                                    40,000       1,858,918
  USC Corp.                                                                                    25,000         802,270
  Yaesu Musen Co., Ltd.                                                                        58,000         618,530
  Yamaichi Electronics Mfg.                                                                   135,000       4,094,511
                                                                                                         ------------
                                                                                                           24,015,164
                                                                                                         ------------
Engineering & Construction (1.6%)
  Sawako Corp.                                                                                100,000       2,788,377
                                                                                                         ------------

                         See Accompanying Notes to Financial Statements.
                                                                              27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Foods (1.2%)
  Warabeya Nichiyo Co., Ltd.                                                                   41,000    $    613,736
  Yoshinoya D&C Co., Ltd.                                                                          92       1,458,174
                                                                                                         ------------
                                                                                                            2,071,910
                                                                                                         ------------
Food Processing (2.5%)
  Ariake Japan Co., Ltd.                                                                       50,000       1,687,702
  Sato Foods Industries Co. Ltd.                                                               64,000       1,076,998
  Taiyo Kagaku Co., Ltd.                                                                      130,000       1,577,145
                                                                                                         ------------
                                                                                                            4,341,845
                                                                                                         ------------
Healthcare (2.1%)
  Nichii Gakkan Co.                                                                            83,000       3,621,759
                                                                                                         ------------

Home Appliances (5.3%)
  Yamada Denki Co., Ltd.                                                                      433,000       9,362,391
                                                                                                         ------------

Home Furnishings/Housewares (0.9%)
  Hikari Furniture Co., Ltd.                                                                   39,000         476,959
  Sekichu Co., Ltd.                                                                           105,000       1,119,753
                                                                                                         ------------
                                                                                                            1,596,712
                                                                                                         ------------
Lodging (0.1%)
  Royal Hotel                                                                                  26,000         178,065
                                                                                                         ------------

Machinery (Electric) (1.3%)
  Nissei ASB Machine Co., Ltd. +                                                              113,000       1,470,404
  Sato Corp.                                                                                   42,000         862,929
                                                                                                         ------------
                                                                                                            2,333,333
                                                                                                         ------------
Manufacturing (18.6%)
  Disco Corp.                                                                                 152,000       5,725,467
  Fujimi Inc.                                                                                 100,000       6,868,213
  Kadoya Sesame Mills Inc.                                                                     72,000         915,762
  Maki Manufacturing Co., Ltd.                                                                 50,000         860,973
  Nakakita Seisakusho Co., Ltd.                                                                60,000         299,384
  Nippon Steel Semiconductor Co. +                                                                150       5,870,267
  Nitta Industrial Corp.                                                                      392,000       6,481,558
  Tokyo Electron Ltd.                                                                          50,000       2,171,999
  Tokyo Seimitsu Co., Ltd.                                                                    175,000       3,424,322
                                                                                                         ------------
                                                                                                           32,617,945
                                                                                                         ------------
Pharmaceuticals (3.8%)
  Fuji Pharmaceutical Co., Ltd. +                                                             140,000       2,328,539
  Sawai Pharmaceutical Co., Ltd. +                                                             50,000       1,707,269
  Seikagaku Corp.                                                                             100,000       2,573,134
                                                                                                         ------------
                                                                                                            6,608,942
                                                                                                         ------------

                    See Accompanying Notes to Financial Statements.
28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
SCHEDULE OF INVESTMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                             SHARES         VALUE
                                                                                           ----------    ------------
COMMON STOCK (CONT'D)
Retail (18.5%)
  Aoyama Trading Co., Ltd                                                                     100,000    $  2,700,323
  Circle K Japan Co., Ltd +                                                                   190,000       7,249,780
  Fast Retailing Co., Ltd                                                                      60,000       2,929,263
  Homac Corp.                                                                                  16,000         286,469
  Home Wide Corp.                                                                             226,000       2,675,472
  Kuroganeya Co., Ltd.                                                                        201,000       3,048,136
  Laox Co.                                                                                     80,000       1,737,599
  Ryohin Keikaku Co., Ltd.                                                                    110,000       7,232,169
  Seven-Eleven Japan                                                                           40,000       2,669,015
  Sundrug Co., Ltd.                                                                            50,000       1,917,621
                                                                                                         ------------
                                                                                                           32,445,847
                                                                                                         ------------
Retail Merchandising (1.2%)
  Jeans Mate Corp.                                                                             15,000         484,297
  Kraft Inc.                                                                                   44,000         774,875
  Right On Co., Ltd.                                                                           48,000         915,762
                                                                                                         ------------
                                                                                                            2,174,934
                                                                                                         ------------
Shipbuilding (1.6%)
  Namura Shipbuilding                                                                         250,000       1,394,188
  Sanoyas Hishino Meisho Corp.                                                                300,000       1,467,567
                                                                                                         ------------
                                                                                                            2,861,755
                                                                                                         ------------
Wholesale Distribution (2.6%)
  Hakuto Co., Ltd.                                                                            100,000       2,582,918
  Petrolub International Co.                                                                   63,000       1,090,989
  Toyo Corp.                                                                                   50,000         552,784
  Yonkyu Co., Ltd.                                                                              9,000         233,343
                                                                                                         ------------
                                                                                                            4,460,034
                                                                                                         ------------
TOTAL COMMON STOCK (Cost $161,928,196)                                                                    161,030,985
                                                                                                         ------------



                                                                                              PAR
                                                                                           ----------
CORPORATE BONDS (0.3%)
Switzerland
  Ralse Co., Ltd. 1.00% 08/31/98 (Convertible; callable 2/29/96 @ 102 Sfr)
    (Cost $416,917)                                                                           500,000         418,355
                                                                                                         ------------
UNITED STATES TREASURY OBLIGATIONS (4.6%)
  U.S. Treasury Bill 4.90%, due 11/02/95
    (Cost $7,998,911)                                                                      $8,000,000       7,998,911
                                                                                                         ------------
SHORT-TERM INVESTMENTS (3.2%)
  Repurchase agreement with State Street Bank & Trust Co. dated 10/31/95 at 5.83%
  to be repurchased at $5,772,935 on 11/1/95 (Collateralized by $5,630,000 U.S.
  Treasury Note 7.25% due 11/30/96 with a market value of $5,892,116)
    (Cost $5,772,000)                                                                       5,772,000       5,772,000
                                                                                                         ------------
TOTAL INVESTMENTS (100.0%) (Cost $176,116,024*)                                                          $175,220,251
                                                                                                         ------------
                                                                                                         ------------



+ Non-income producing security.
* Also cost for Federal income tax purposes.

                  See Accompanying Notes to Financial Statements.
                                                                              29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------

ASSETS

     Investments at value (Cost $176,116,024)                                                        $175,220,251
     Foreign currency (Cost $22,536,885)                                                               22,505,366
     Receivable for Fund shares sold                                                                    2,928,760
     Receivable for unrealized gain on forward contracts (Note 4)                                         593,925
     Receivable for investment securities sold                                                            536,755
     Deferred organizational costs (Note 1)                                                               166,783
     Dividends and interest receivable                                                                     88,944
     Other assets                                                                                           6,051
                                                                                                     ------------
          Total assets                                                                                202,046,835
                                                                                                     ------------

LIABILITIES

     Payable for investment securities purchased                                                       22,476,211
     Payable for Fund shares redeemed                                                                     717,610
     Accrued expenses                                                                                     283,532
                                                                                                     ------------
          Total liabilities                                                                            23,477,353
                                                                                                     ------------

NET ASSETS applicable to 19,646,455 Common Shares outstanding and
  115 Advisor Shares outstanding                                                                     $178,569,482
                                                                                                     ------------
                                                                                                     ------------

NET ASSET VALUE, offering and redemption price per Common Share
($178,568,438[div]19,646,455)                                                                               $9.09
                                                                                                            -----
                                                                                                            -----

NET ASSET VALUE, offering and redemption price per Advisor Share
($1,044[div]115)                                                                                            $9.08
                                                                                                            -----
                                                                                                            -----

                      See Accompanying Notes to Financial Statements.
36

WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1995
-----------------------------------------------------------------------------

                                                             Warburg Pincus      Warburg Pincus       Warburg Pincus
                                                          Capital Appreciation   Emerging Growth   International Equity
                                                                  Fund                Fund                 Fund
                                                          --------------------   ---------------   --------------------
INVESTMENT INCOME:
     Dividends                                                $  2,107,232        $     772,834        $ 40,091,101
     Interest                                                      684,526            2,112,707           7,110,116
     Foreign taxes withheld                                         (2,423)                   0          (5,031,072)
                                                          --------------------   ---------------   --------------------
          Total investment income                                2,789,335            2,885,541          42,170,145
                                                          --------------------   ---------------   --------------------
EXPENSES:
     Investment advisory                                         1,367,729            3,824,061          20,225,631
     Administrative services                                       390,780              849,790           3,408,846
     Audit                                                          27,208               27,469              69,286
     Custodian/Sub-custodian                                        63,554              145,277           1,753,400
     Directors/Trustees                                             10,500               10,500              11,500
     Distribution/Shareholder servicing                             45,989              531,389           1,274,343
     Insurance                                                      10,104               14,770              58,340
     Legal                                                          90,851               76,677             102,549
     Organizational                                                      0                    0                   0
     Printing                                                       27,954               41,914             172,129
     Registration                                                   62,918              159,555             428,595
     Transfer agent                                                 92,488              149,133           1,538,272
     Miscellaneous                                                  35,776               37,625             380,319
                                                          --------------------   ---------------   --------------------
                                                                 2,225,851            5,868,130          29,423,210
     Less: fees waived and expenses reimbursed                           0                    0                   0
                                                          --------------------   ---------------   --------------------
          Total expenses                                         2,225,851            5,868,130          29,423,210
                                                          --------------------   ---------------   --------------------
            Net investment income (loss)                           563,484           (2,982,589)         12,746,935
                                                          --------------------   ---------------   --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
     Net realized gain (loss) from security transactions        31,649,453           49,113,782         (34,444,203)
     Net realized gain (loss) from foreign currency
       related items                                                     0                    0          16,792,905
     Net change in unrealized appreciation (depreciation)
       from investments and foreign currency related items       12,386,702          84,670,426          (4,675,049)
                                                          --------------------   ---------------   --------------------
            Net realized and unrealized gain (loss) from
               investments and foreign currency related
               items                                            44,036,155          133,784,208         (22,326,347)
                                                          --------------------   ---------------   --------------------
            Net increase (decrease) in net assets
               resulting from operations                      $ 44,599,639        $ 130,801,619        $ (9,579,412)
                                                          --------------------   ---------------   --------------------
                                                          --------------------   ---------------   --------------------


40
--------------------------------------------------------------------------------


            Warburg Pincus    Warburg Pincus       Warburg Pincus
              Japan OTC      Emerging Markets   Post-Venture Capital
                 Fund            Fund (1)             Fund (2)
            --------------   ----------------   --------------------
              $  221,577         $ 33,788             $      0
                 412,522           22,711                2,675
                 (33,237)          (3,250)                   0
            --------------   ----------------      -----------
                 600,862           53,249                2,675
            --------------   ----------------      -----------
                 599,720           29,641                1,756
                 138,679            5,217                  280
                  25,700           16,000                9,000
                  60,612           45,701                5,771
                  11,290           14,625                1,250
                 119,941            5,926                  351
                   2,761              855                    0
                  96,359           54,987                5,000
                  42,449           37,432                1,932
                   2,579           14,765                1,000
                 115,649           26,664                6,000
                 100,690           28,656                2,833
                  10,620            6,070                  500
            --------------   ----------------      -----------
               1,327,049          286,539               35,673
                (652,386)        (262,824)             (33,354)
            --------------   ----------------      -----------
                 674,663           23,715                2,319
            --------------   ----------------      -----------
                 (73,801)          29,534                  356
            --------------   ----------------      -----------
              (4,629,196)         102,219              (26,884)
               7,895,010           (4,992)                   0
                (195,368)          (9,058)             164,441
            --------------   ----------------      -----------
               3,070,446           88,169              137,557
            --------------   ----------------      -----------
              $2,996,645         $117,703             $137,913
            --------------   ----------------      -----------
            --------------   ----------------      -----------



(1) For the period December 30, 1994 (Commencement of Operations) through October 31, 1995.

(2) For the period September 29, 1995 (Commencement of Operations) through October 31, 1995.



                         See Accompanying Notes to Financial Statements.
                                                                              41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Warburg Pincus                         Warburg Pincus
                                                   Capital Appreciation                      Emerging Growth
                                                           Fund                                   Fund
                                            -----------------------------------    -----------------------------------
                                              For the Year Ended October 31,         For the Year Ended October 31,
                                                 1995                1994               1995                1994
                                            ---------------    ----------------    ---------------    ----------------
FROM OPERATIONS:
    Net investment income (loss)             $     563,484       $    384,246       $  (2,982,589)      $ (1,678,646)
    Net realized gain (loss) from
      security transactions                     31,649,453         11,173,174          49,113,782         (5,721,525)
    Net realized gain (loss) from foreign
      currency related items                             0                  0                   0                  0
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items            12,386,702         (9,106,613)         84,670,426         10,930,919
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets resulting from
          operations                            44,599,639          2,450,807         130,801,619          3,530,748
                                            ---------------    ----------------    ---------------    ----------------
FROM DISTRIBUTIONS:
    Dividends from net investment income:
        Common Shares                             (563,484)          (419,337)                  0                  0
        Advisor Shares                                   0            (27,724)                  0                  0
    Distributions in excess of net
      investment income:
        Common Shares                                    0                  0                   0                  0
    Distributions from capital gains:
        Common Shares                          (10,419,627)       (12,899,141)                  0        (10,576,150)
        Advisor Shares                            (575,892)          (852,608)                  0         (1,639,316)
                                            ---------------    ----------------    ---------------    ----------------
        Net decrease from distributions        (11,559,003)       (14,198,810)                  0        (12,215,466)
                                            ---------------    ----------------    ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares                88,963,455         45,617,531         335,569,078        180,813,270
    Reinvested dividends                        11,246,752         13,809,167                   0         12,758,387
    Net asset value of shares redeemed         (53,459,471)       (49,851,500)       (116,280,844)       (71,767,717)
                                            ---------------    ----------------    ---------------    ----------------
        Net increase in net assets from
          capital share transactions            46,750,736          9,575,198         219,288,234        121,803,940
                                            ---------------    ----------------    ---------------    ----------------
        Net increase (decrease) in net
          assets                                79,791,372         (2,172,805)        350,089,853        113,119,222
NET ASSETS:
    Beginning of period                        167,514,493        169,687,298         304,672,758        191,553,536
                                            ---------------    ----------------    ---------------    ----------------
    End of period                            $ 247,305,865       $167,514,493       $ 654,762,611       $304,672,758
                                            ---------------    ----------------    ---------------    ----------------
                                            ---------------    ----------------    ---------------    ----------------

42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               Warburg Pincus                   Warburg Pincus
                                                                  Japan OTC                    Emerging Markets
                      Warburg Pincus                                Fund                             Fund
                   International Equity            ---------------------------------------    -------------------
                           Fund                                          For the Period         For the Period
            -----------------------------------                        September 30, 1994      December 30, 1994
                                                       For the          (Commencement of       (Commencement of
              For the Year Ended October 31,          Year Ended       Operations) through    Operations) through
                 1995                1994          October 31, 1995     October 31, 1994       October 31, 1995
            ---------------    ----------------    ----------------    -------------------    -------------------

            $   12,746,935      $    1,310,933       $    (73,801)         $     5,115            $    29,534

               (34,444,203 )        48,091,665         (4,629,196)                   0                102,219

                16,792,905          (2,772,944)         7,895,010             (294,437)                (4,992)

                (4,675,049 )        82,484,415           (195,368)             (35,099)                (9,058)
            ---------------    ----------------    ----------------    -------------------    -------------------

                (9,579,412 )       129,114,069          2,996,645             (324,421)               117,703
            ---------------    ----------------    ----------------    -------------------    -------------------
               (11,671,023 )        (1,764,380)                 0                    0                (14,321)
                  (629,473 )          (218,961)                 0                    0                     (3)

                         0            (223,659)                 0                    0                      0
               (42,332,078 )        (1,047,367)                 0                    0                      0
                (5,756,403 )          (129,979)                 0                    0                      0
            ---------------    ----------------    ----------------    -------------------    -------------------
               (60,388,977 )        (3,384,346)                 0                    0                (14,324)
            ---------------    ----------------    ----------------    -------------------    -------------------

             1,383,361,959       1,430,739,923        200,565,875           20,287,158              7,753,908
                54,872,977           2,950,772                  0                    0                 13,802
              (715,598,203 )      (249,050,078)       (44,871,674)            (185,101)            (1,191,160)
            ---------------    ----------------    ----------------    -------------------    -------------------

               722,636,733       1,184,640,617        155,694,201           20,102,057              6,576,550
            ---------------    ----------------    ----------------    -------------------    -------------------

               652,668,344       1,310,370,340        158,690,846           19,777,636              6,679,929
             1,733,275,503         422,905,163         19,878,636              101,000                101,000
            ---------------    ----------------    ----------------    -------------------    -------------------
            $2,385,943,847      $1,733,275,503       $178,569,482          $19,878,636            $ 6,780,929
            ---------------    ----------------    ----------------    -------------------    -------------------
            ---------------    ----------------    ----------------    -------------------    -------------------

             Warburg Pincus
              Post-Venture
              Capital Fund
           -------------------
             For the Period
           September 29, 1995
            (Commencement of
           Operations) through
            October 31, 1995
           -------------------
               $       356
                   (26,884)
                         0
                   164,441
           -------------------
                   137,913
           -------------------
                         0
                         0
                         0
                         0
                         0
           -------------------
                         0
           -------------------
                 2,792,403
                         0
                    (4,887)
           -------------------
                 2,787,516
           -------------------
                 2,925,429
                   100,000
           -------------------
               $ 3,025,429
           -------------------
           -------------------

                    See Accompanying Notes to Financial Statements.
                                                                              43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS JAPAN OTC FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                   For the Period
                                                                                                 September 30, 1994
                                                                                For the           (Commencement of
                                                                               Year Ended        Operations) through
                                                                            October 31, 1995      October 31, 1994
                                                                            ----------------     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $9.85                  $10.00
                                                                                 ------                -------
     Income from Investment Operations:
     Net Investment Income (Loss)                                                  (.02)                   .00
     Net Loss on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                    (.75)                  (.15)
                                                                                 ------                -------
          Total from Investment Operations                                         (.77)                  (.15)
                                                                                 ------                -------
     Less Distributions:
     Dividends from Net Investment Income                                           .00                    .00
     Distributions from Capital Gains                                               .00                    .00
                                                                                 ------                -------
          Total Distributions                                                       .00                    .00
                                                                                 ------                -------
NET ASSET VALUE, END OF PERIOD                                                   $ 9.08                $  9.85
                                                                                 ------                -------
                                                                                 ------                -------

Total Return                                                                      (7.82%)               (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                     $1                     $1

Ratios to average daily net assets:
     Operating expenses                                                            1.31%                  1.18%*
     Net investment income (loss)                                                  (.19%)                  .12%*
     Decrease reflected in above operating expense ratios due to
       waivers/reimbursements                                                      1.83%                  4.74%*

Portfolio Turnover Rate                                                           82.98%                   .00%

* Annualized

                See Accompanying Notes to Financial Statements.

                                                                              47
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     The Warburg Pincus Equity Funds are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus International Equity Fund (the 'International Equity Fund') and Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund'), Warburg Pincus Japan OTC Fund (the 'Japan OTC Fund') and Warburg Pincus Emerging Markets Fund (the 'Emerging Markets Fund', together with the Capital Appreciation Fund, the International Equity Fund, the Post-Venture Capital Fund, the Emerging Growth Fund and the Japan OTC Fund, the 'Funds') which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each Fund are as follows: the Capital Appreciation Fund, the International Equity Fund and the Japan OTC Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Emerging Markets Fund seeks growth of capital; the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. The Common and the Advisor Shares are currently bearing expenses of .25% and .50% of average daily net assets, respectively.

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's governing Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are

50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, transfer agent and printing) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared and paid semiannually for all Funds. Distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

     Certain amounts in the Financial Highlights have been reclassified to conform with current year presentation.

     No provision is made for Federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Costs incurred by the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund in connection with their organization have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Each Fund may enter into repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund acquires an underlying security subject to an obligation of the seller to repurchase. The value of the underlying security collateral will be maintained at an amount at least equal to the total amount of the purchase obligation, including interest. The collateral is in the Fund's possession.

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, Pincus Counsellors, Inc. ('Warburg'), a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Counsellors G.P.'), serves as each Fund's investment adviser. For its investment advisory services, Warburg receives the following fees based on each Fund's average daily net assets:

                                                                              51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

              FUND                             ANNUAL RATE
---------------------------------   ----------------------------------
Capital Appreciation                  .70% of average daily net assets
Emerging Growth                       .90% of average daily net assets
International Equity                 1.00% of average daily net assets
Japan OTC                            1.25% of average daily net assets
Emerging Markets                     1.25% of average daily net assets
Post-Venture Capital                 1.25% of average daily net assets

     For the period or year ended October 31, 1995, investment advisory fees, waivers and reimbursements were as follows:

                                                 GROSS                         NET            EXPENSE
                   FUND                       ADVISORY FEE     WAIVER      ADVISORY FEE    REIMBURSEMENTS
-------------------------------------------   ------------    ---------    ------------    --------------
Capital Appreciation                          $  1,367,729    $       0    $  1,367,729      $        0
Emerging Growth                                  3,824,061            0       3,824,061               0
International Equity                            20,225,631            0      20,225,631               0
Japan OTC                                          599,720     (599,720)              0         (25,920)
Emerging Markets                                    29,641      (29,641)              0        (230,338)
Post-Venture Capital                                 1,756       (1,756)              0         (31,458)

     SPARX Investment & Research, USA, Inc. ('SPARX USA') serves as sub-investment adviser for the Japan OTC Fund. From its investment advisory fee, Warburg pays SPARX USA a fee at an annual rate of .625% of the average daily net assets of the Japan OTC Fund. No compensation is paid by the Japan OTC Fund to SPARX USA for its sub-investment advisory services.

     Counsellors Funds Service, Inc. ('CFSI'), a wholly owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the period or year ended October 31, 1995, administrative services fees earned by CFSI were as follows:

                   FUND                           CO-ADMINISTRATION FEE
-------------------------------------------   ------------------------------
Capital Appreciation                                    $  195,390
Emerging Growth                                            424,895
International Equity                                     2,022,563
Japan OTC                                                   47,978
Emerging Markets                                             2,372
Post-Venture Capital                                           140

     For its administrative services, PFPC currently receives a fee calculated at an annual rate of .10% of the average daily net assets of the Capital Appreciation Fund, the Emerging Growth Fund and the Post-Venture Capital Fund. For the International Equity Fund, the Japan OTC Fund and the Emerging Markets Fund, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08%

52
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------
on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million.

     For the period or year ended October 31, 1995, administrative service fees earned and waived by PFPC were as follows:

                                                                                            NET
                  FUND                      CO-ADMINISTRATION FEE     WAIVER       CO-ADMINISTRATION FEE
-----------------------------------------   ---------------------    --------    -------------------------
Capital Appreciation                             $   195,390         $      0           $   195,390
Emerging Growth                                      424,895                0               424,895
International Equity                               1,386,283                0             1,386,283
Japan OTC                                             90,701          (26,746)               63,955
Emerging Markets                                       2,845           (2,845)                    0
Post-Venture Capital                                     140             (140)                    0

     Counsellors Securities Inc. ('CSI'), also a wholly owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI currently receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares for the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund. For the period or year ended October 31, 1995, distribution fees earned by CSI were as follows:

                   FUND                              DISTRIBUTION FEE
-------------------------------------------   ------------------------------
Japan OTC                                                $119,941
Emerging Markets                                            5,926
Post-Venture Capital                                          351

3. INVESTMENTS IN SECURITIES

     For the period or year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) were as follows:

                           FUND                                 PURCHASES          SALES
-----------------------------------------------------------   --------------    ------------
Capital Appreciation                                          $  299,741,274    $269,962,070
Emerging Growth                                                  532,722,466     336,581,792
International Equity                                           1,457,609,458     735,613,078
Japan OTC                                                        189,768,420      36,507,703
Emerging Markets                                                   7,181,659       1,297,140
Post-Venture Capital                                               2,714,501         222,270

                                                                              53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

     At October 31, 1995, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

                                                                             NET UNREALIZED
                                         UNREALIZED        UNREALIZED         APPRECIATION
               FUND                     APPRECIATION      DEPRECIATION       (DEPRECIATION)
-----------------------------------     ------------      -------------      --------------
Capital Appreciation                    $ 45,397,319      $  (3,203,157)      $ 42,194,162
Emerging Growth                          144,909,782         (9,681,675)       135,228,107
International Equity                     260,125,513       (171,560,066)        88,565,447
Japan OTC                                  6,205,079         (7,100,852)          (895,773)
Emerging Markets                             341,944           (352,944)           (11,000)
Post-Venture Capital                         233,929            (69,488)           164,441

4. FORWARD FOREIGN CURRENCY CONTRACTS

     The International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Funds will enter into forward contracts primarily for hedging purposes. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.





54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

At October 31, 1995, the International Equity Fund and the Japan OTC Fund had the following open forward foreign currency contracts:


                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

French Francs           11/15/95         260,000,000     $ 52,170,074     $ 53,253,590       $ (1,083,516)
French Francs           11/16/95         122,216,250       25,050,833       25,032,515             18,318
German Marks            11/16/95         110,000,000       78,272,317       78,263,963              8,354
German Marks            05/17/96          78,928,380       55,400,000       56,652,584         (1,252,584)
Japanese Yen            03/21/96       5,547,240,000       57,000,000       55,475,507          1,524,493
Japanese Yen            03/21/96       4,764,377,500       47,298,496       47,646,443           (347,947)
Japanese Yen            03/21/96       4,764,377,500       47,276,203       47,646,443           (370,240)
Japanese Yen            03/21/96       1,385,445,000       13,761,286       13,855,226            (93,940)
Japanese Yen            05/13/96       8,731,990,000      109,000,000       88,008,212         20,991,788
Japanese Yen            05/16/96       9,247,700,000      110,000,000       93,246,752         16,753,248
Japanese Yen            05/16/96       4,586,012,000       55,400,000       46,241,847          9,158,153
Japanese Yen            09/18/96       4,660,000,000       50,000,000       47,860,895          2,139,105
                                                         ------------     ------------     ----------------
                                                         $700,629,209     $653,183,977       $ 47,445,232
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------


                                         FOREIGN
                                         CURRENCY                                             UNREALIZED
 FORWARD CURRENCY      EXPIRATION         TO BE            CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          PURCHASED           AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

German Marks            11/16/95          34,500,000     $ 25,050,828     $ 24,546,425       $   (504,403)
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                              JAPAN OTC FUND
-----------------------------------------------------------------------------------------------------------
                                         FOREIGN                                              UNREALIZED
 FORWARD CURRENCY      EXPIRATION        CURRENCY          CONTRACT         CONTRACT       FOREIGN EXCHANGE
     CONTRACT             DATE          TO BE SOLD          AMOUNT           VALUE           GAIN (LOSS)
-------------------    -----------    --------------     ------------     ------------     ----------------

Japanese Yen            11/30/95      12,567,400,000     $124,000,000     $123,536,813       $    463,187
Japanese Yen            11/30/95       2,027,000,000       20,000,000       19,925,293             74,707
Japanese Yen            11/30/95       1,520,250,000       15,000,000       14,943,969             56,031
                                                         ------------     ------------     ----------------
                                                         $159,000,000     $158,406,075       $    593,925
                                                         ------------     ------------     ----------------
                                                         ------------     ------------     ----------------

                                                                              55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

5. EQUITY SWAP TRANSACTIONS

     The International Equity Fund (the 'Fund') entered into a Taiwanese equity swap agreement (which represents approximately .005% of the Fund's net assets at October 31, 1995) dated August 11, 1995, where the Fund receives a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of three Taiwanese common stocks ('Common Stocks'). In return, the Fund pays quarterly the Libor rate (London Interbank Offered
Rate), plus 1.25% per annum (7.125% on October 31, 1995) on the initial stock purchase amount ('Notional amount') of $12,000,000. The Notional amount is marked to market on each quarterly reset date. In the event that the Common Stocks decline in value, the Fund will be required to pay quarterly, the amount of any depreciation in value from the notional amount. The equity swap agreement will terminate on August 11, 1996.

     During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional amount is recognized as unrealized gain or loss. Dividend income for the Common Stocks are recorded on the ex-dividend date. Interest expense is accrued daily. At October 31, 1995, the Fund has recorded an unrealized gain of $502,018 and interest payable of $192,375 on the equity swap transaction.





56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Series 2 Shares (the Advisor Shares). The Emerging Growth Fund, the International Equity Fund, the Japan OTC Fund, the Emerging Markets Fund and the Post-Venture Capital Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Series 2 Shares (the Advisor Shares).

     Transactions in shares of each Fund were as follows:


                                      CAPITAL APPRECIATION FUND                                    EMERGING GROWTH FUND
                           Common Shares                   Advisor Shares                    Common Shares           Advisor Shares
                   -----------------------------     ---------------------------     ------------------------------  --------------
                                  For the Year Ended October 31,                             For the Year Ended October 31,
                   -------------------------------------------------------------     ----------------------------------------------
                        1995             1994            1995            1994             1995              1994           1995
                    ------------     ------------     -----------     -----------     -------------     ------------    -----------

Shares sold            6,020,619        2,958,494         201,782         290,193         9,808,362        6,133,751     3,172,686
Shares issued to
  shareholders on
  reinvestment of
  dividends              850,478          920,210          46,554          61,526                 0          506,720             0
Shares redeemed       (3,638,974)      (3,126,497)       (110,027)       (460,020)       (4,294,179)      (2,859,413)     (383,922)
                    ------------     ------------     -----------     -----------     -------------     ------------    -----------
Net increase
  (decrease) in
  shares
  outstanding          3,232,123          752,207         138,309        (108,301)        5,514,183        3,781,058     2,788,764
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
Proceeds from sale
  of shares         $ 85,992,655     $ 41,570,590     $ 2,970,800     $ 4,046,941     $ 256,886,928     $132,922,995   $78,682,150
Reinvested
  dividends           10,670,876       12,945,690         575,876         863,477                 0       11,015,146             0
Net asset value of
  shares redeemed    (51,907,650)     (43,449,501)     (1,551,821)     (6,401,999)     (106,777,032)     (61,126,667)   (9,503,812)
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
Net increase
  (decrease) from
  capital share
  transactions      $ 44,755,881     $ 11,066,779     $ 1,994,855     $(1,491,581)    $ 150,109,896     $ 82,811,474   $69,178,338
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------
                    ------------     ------------     -----------     -----------     -------------     ------------   -----------



                         1994
                     ------------
Shares sold             2,233,737
Shares issued to
  shareholders on
  reinvestment of
  dividends                80,473
Shares redeemed          (517,898)
                     ------------
Net increase
  (decrease) in
  shares
  outstanding           1,796,312
                     ------------
                     ------------
Proceeds from sale
  of shares          $ 47,890,275
Reinvested
  dividends             1,743,241
Net asset value of
  shares redeemed     (10,641,050)
                     ------------
Net increase
  (decrease) from
  capital share
  transactions       $ 38,992,466
                     ------------
                     ------------

                                                                              57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS (CONT'D)


                                                                                                 EMERGING MARKETS FUND
                                           INTERNATIONAL EQUITY FUND                        Common Shares    Advisor Shares
                                 Common Shares                     Advisor Shares          ---------------  -----------------
                        --------------------------------    ----------------------------             For the Period
                                         For the Year Ended October 31,                            December 30, 1994
                        ----------------------------------------------------------------      (Commencement of Operations)
                             1995              1994             1995            1994            through October 31, 1995
                        --------------    --------------    ------------    ------------   ----------------------------------
Shares sold                 68,096,606        64,218,907       7,225,150       7,956,088         694,008               22
Shares issued to
  shareholders on
  reinvestment of
  dividends                  2,623,005           147,031         346,377           6,879           1,267                0
Shares redeemed            (38,317,625)      (11,861,720)       (770,753)       (795,406)       (104,480)               0
                        --------------    --------------    ------------    ------------   ---------------          -----
Net increase
  (decrease) in
  shares outstanding        32,401,986        52,504,218       6,800,774       7,167,561         590,795               22
                        --------------    --------------    ------------    ------------   ---------------          -----
                        --------------    --------------    ------------    ------------   ---------------          -----
Proceeds from sale of
  shares                $1,251,776,887    $1,275,306,263    $131,585,072    $155,433,660     $ 7,753,651        $     257
Reinvested dividends        48,487,109         2,820,903       6,385,868         129,869          13,802                0
Net asset value of
  shares redeemed         (701,310,424)     (233,614,600)    (14,287,779)    (15,435,478)     (1,191,160)               0
                        --------------    --------------    ------------    ------------   ---------------          -----
Net increase
  (decrease) from
  capital share
  transactions          $  598,953,572    $1,044,512,566    $123,683,161    $140,128,051     $ 6,576,293        $     257
                        --------------    --------------    ------------    ------------   ---------------          -----
                        --------------    --------------    ------------    ------------   ---------------          -----

7. NET ASSETS

     Net Assets at October 31, 1995, consisted of the following:

                                                                          CAPITAL           EMERGING
                                                                     APPRECIATION FUND    GROWTH FUND
                                                                     -----------------    ------------

Capital contributed, net                                               $ 173,327,827      $479,035,241
Accumulated net investment income (loss)                                           0                0
Accumulated net realized gain (loss) from security transactions           31,648,355       40,302,640
Net unrealized appreciation (depreciation) from investments and
  foreign currency related items                                          42,329,683      135,424,730
                                                                     -----------------    ------------
Net assets                                                             $ 247,305,865      $654,762,611
                                                                     -----------------    ------------
                                                                     -----------------    ------------

58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             JAPAN OTC FUND
                         Common Shares                            Advisor Shares
             -------------------------------------     -------------------------------------
                                   For the Period                            For the Period     POST-VENTURE CAPITAL FUND
                                   September 30,                             September 30,          Common Shares
                                        1994                                      1994            ------------------
                                  (Commencement of                          (Commencement of        For the Period
                 For the            Operations)            For the            Operations)          September 29, 1995
                Year Ended            through             Year Ended            through         (Commencement of Operations)
             October 31, 1995     October 31, 1994     October 31, 1995     October 31, 1994      through October 31, 1995
             ----------------     ----------------     ----------------     ----------------    --------------------------

                 22,809,795            2,025,697               0                    15                  273,510
                          0                    0               0                     0                        0
                 (5,180,432)             (18,605)              0                     0                     (473)
                                                              --
             ----------------     ----------------                               -----           ------------------
                 17,629,363            2,007,092               0                    15                  273,037
                                                              --
                                                              --
             ----------------     ----------------                               -----           ------------------
             ----------------     ----------------                               -----           ------------------
               $200,565,875         $ 20,287,008              $0                  $150               $2,792,203
                          0                    0               0                     0                        0
                (44,871,674)            (185,101)              0                     0                   (4,887)
                                                              --
             ----------------     ----------------                               -----           ------------------
               $155,694,201         $ 20,101,907              $0                  $150               $2,787,316
                                                              --
                                                              --
             ----------------     ----------------                               -----           ------------------
             ----------------     ----------------                               -----           ------------------



                   Advisor Shares
               ---------------------
                        19
                         0
                         0
                     -----
                        19
                     -----
                     -----
                 $     200
                         0
                         0
                     -----
                 $     200
                     -----
                     -----

         INTERNATIONAL        EMERGING                          POST-VENTURE
          EQUITY FUND       MARKETS FUND     JAPAN OTC FUND     CAPITAL FUND
         --------------     ------------     --------------     ------------

         $2,271,007,433      $6,677,550       $175,619,527       $2,887,516
            19,124,669           10,218          7,821,209              356
           (40,671,086 )        102,219         (4,640,787)         (26,884)
           136,482,831           (9,058)          (230,467)         164,441
         --------------     ------------     --------------     ------------
         $2,385,943,847      $6,780,929       $178,569,482       $3,025,429
         --------------     ------------     --------------     ------------
         --------------     ------------     --------------     ------------

                                                                              59
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

8. CAPITAL LOSS CARRYOVER

     At October 31, 1995, the International Equity Fund, the Japan OTC Fund and the Post-Venture Capital Fund had capital loss carryovers of $40,671,086, $4,629,196 and $26,884, respectively, expiring in 2003 to offset possible future capital gains of each Fund.

9. OTHER FINANCIAL HIGHLIGHTS

     Each Fund currently offers one other class of shares, Common Shares, representing equal prorata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for a Common Share of each Fund are as follows:


                                                                      Capital Appreciation Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $14.29      $15.32      $13.30      $12.16      $ 9.78
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .04         .04         .05         .04         .15
     Net Gain on Securities (both
       realized and unrealized)                           3.08         .17        2.78        1.21        2.41
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                3.12         .21        2.83        1.25        2.56
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.04)       (.05)       (.05)       (.06)       (.18)
     Distributions from Capital Gains                     (.98)      (1.19)       (.76)       (.05)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                            (1.02)      (1.24)       (.81)       (.11)       (.18)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $16.39      $14.29      $15.32      $13.30      $12.16
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             24.05%       1.65%      22.19%      10.40%      26.39%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $235,712    $159,346    $159,251    $117,900    $115,191

Ratios to average daily net assets:
     Operating expenses                                   1.12%       1.05%       1.01%       1.06%       1.08%
     Net investment income                                 .31%        .26%        .30%        .41%       1.27%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .01%        .00%        .01%        .00%

Portfolio Turnover Rate                                 146.09%      51.87%      48.26%      55.83%      39.50%



60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.06
Long-term capital gain                                       .96

Ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders was 100.00%.

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                         Emerging Growth Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------

NET ASSET VALUE, BEGINNING OF YEAR                      $22.38      $23.74      $18.28      $16.97      $10.83
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income (Loss)                         (.05)       (.06)       (.10)       (.03)        .05
     Net Gain on Securities (both
       realized and unrealized)                           7.64         .06        5.93        1.71        6.16
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                7.59         .00        5.83        1.68        6.21
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                  .00         .00         .00        (.01)       (.07)
     Distributions from Capital Gains                      .00       (1.36)       (.37)       (.36)        .00
                                                        ------      ------      ------      ------      ------
          Total Distributions                              .00       (1.36)       (.37)       (.37)       (.07)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $29.97      $22.38      $23.74      $18.28      $16.97
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             33.91%        .16%      32.28%       9.87%      57.57%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $487,537    $240,664    $165,525    $99,562     $42,061

Ratios to average daily net assets:
     Operating expenses                                   1.26%       1.22%       1.23%       1.24%       1.25%
     Net investment income (loss)                         (.58%)      (.58%)      (.60%)      (.25%)       .32%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .04%        .00%        .08%        .47%

Portfolio Turnover Rate                                  84.82%      60.38%      68.35%      63.35%      97.69%



62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                      International Equity Fund
                                                        ------------------------------------------------------
                                                                            Common Shares
                                                        ------------------------------------------------------
                                                                    For the Year Ended October 31,
                                                        ------------------------------------------------------
                                                         1995        1994        1993        1992        1991
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR                      $20.51      $17.00      $12.22      $13.66      $11.81
                                                        ------      ------      ------      ------      ------
     Income from Investment Operations:
     Net Investment Income                                 .12         .09         .09         .15         .19
     Net Gain (Loss) on Securities and
       Foreign Currency Related Items (both
       realized and unrealized)                           (.67)       3.51        4.84       (1.28)       2.03
                                                        ------      ------      ------      ------      ------
          Total from Investment Operations                (.55)       3.60        4.93       (1.13)       2.22
                                                        ------      ------      ------      ------      ------
     Less Distributions:
     Dividends from Net Investment Income                 (.13)       (.04)       (.02)       (.16)       (.33)
     Distributions in Excess of
       Net Investment Income                               .00        (.01)        .00         .00         .00
     Distributions from Capital Gains                     (.53)       (.04)       (.13)       (.15)       (.04)
                                                        ------      ------      ------      ------      ------
          Total Distributions                             (.66)       (.09)       (.15)       (.31)       (.37)
                                                        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF YEAR                            $19.30      $20.51      $17.00      $12.22      $13.66
                                                        ------      ------      ------      ------      ------
                                                        ------      ------      ------      ------      ------

Total Return                                             (2.55%)     21.22%      40.68%      (8.44%)     19.42%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Year (000s)                          $2,068,207  $1,533,872  $378,661    $101,763    $72,553

Ratios to average daily net assets:
     Operating expenses                                   1.39%       1.44%       1.48%       1.49%       1.50%
     Net investment income                                 .69%        .19%        .38%        .88%       1.19%
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                .00%        .00%        .00%        .07%        .17%

Portfolio Turnover Rate                                  39.24%      17.02%      22.60%      53.29%      54.95%


TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.46
Long-term capital gain                                       .20

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                             Japan OTC Fund
                                                        ---------------------------------------------------------
                                                                              Common Shares
                                                        ---------------------------------------------------------
                                                                                             For the Period
                                                                                           September 30, 1994
                                                                                            (Commencement of
                                                            For the Year Ended            Operations) through
                                                             October 31, 1995               October 31, 1994
                                                        ---------------------------    --------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $    9.85                      $  10.00
                                                               -----------                    ----------
     Income from Investment Operations:
     Net Investment Income                                             .00                           .00
     Net Loss on Securities and Foreign Currency
       Related Items (both realized and unrealized)                   (.76)                         (.15)
                                                               -----------                    ----------
          Total from Investment Operations                            (.76)                         (.15)
                                                               -----------                    ----------
     Less Distributions:
     Dividends from Net Investment Income                              .00                           .00
     Distributions from Capital Gains                                  .00                           .00
                                                               -----------                    ----------
          Total Distributions                                          .00                           .00
                                                               -----------                    ----------
NET ASSET VALUE, END OF PERIOD                                   $    9.09                      $   9.85
                                                               -----------                    ----------
                                                               -----------                    ----------

Total Return                                                         (7.72%)                      (15.84%)*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                 $ 178,568                      $ 19,878

Ratios to average daily net assets:
     Operating expenses                                               1.41%                         1.00%*
     Net investment income (loss)                                     (.15%)                         .49%*
     Decrease reflected in above operating expense
       ratios due to waivers/reimbursements                           1.35%                         4.96%*

Portfolio Turnover Rate                                              82.98%                          .00%

* Annualized



64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                         Emerging Markets Fund
                                                                                      ---------------------------
                                                                                             Common Shares
                                                                                      ---------------------------
                                                                                            For the Period
                                                                                           December 30, 1994
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .08
     Net Gain on Securities and Foreign Currency Related Items (both
       realized and unrealized)                                                                    1.25
                                                                                                -------
          Total from Investment Operations                                                         1.33
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                          (.05)
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                      (.05)
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 11.28
                                                                                                -------
                                                                                                -------

Total Return                                                                                      16.09%*

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 6,780

Ratios to average daily net assets:
     Operating expenses                                                                            1.00%*
     Net investment income                                                                         1.25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      11.08%*

Portfolio Turnover Rate                                                                           69.12%*

* Annualized

TAX STATUS OF 1995 DIVIDENDS (Unaudited)

Taxable dividends paid by the Fund on per share basis were as follows:

Ordinary income                                             $.05

Because the Fund's fiscal year is not the calendar year, amounts to be used by calendar year taxpayers on their Federal return will be reflected on Form 1099-DIV and will be mailed in January 1996.

                                                                              65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WARBURG PINCUS EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1995
--------------------------------------------------------------------------------

                                                                                       Post-Venture Capital Fund
                                                                                      ---------------------------
                                                                                             Common Shares
                                                                                      ---------------------------
                                                                                            For the Period
                                                                                          September 29, 1995
                                                                                           (Commencement of
                                                                                          Operations) through
                                                                                           October 31, 1995
                                                                                      ---------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                            $ 10.00
                                                                                                -------
     Income from Investment Operations:
     Net Investment Income                                                                          .00
     Net Gain on Securities (both realized and unrealized)                                          .69
                                                                                                -------
          Total from Investment Operations                                                          .69
                                                                                                -------
     Less Distributions:
     Dividends from Net Investment Income                                                           .00
     Distributions from Capital Gains                                                               .00
                                                                                                -------
          Total Distributions                                                                       .00
                                                                                                -------
NET ASSET VALUE, END OF PERIOD                                                                  $ 10.69
                                                                                                -------
                                                                                                -------

Total Return                                                                                       6.90%+

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                                                $ 3,024

Ratios to average daily net assets:
     Operating expenses                                                                            1.65%*
     Net investment income                                                                          .25%*
     Decrease reflected in above operating expense ratio due to
      waivers/reimbursements                                                                      23.76%*

Portfolio Turnover Rate                                                                           16.90%*

* Annualized
+ Non-annualized



66
--------------------------------------------------------------------------------

                                    PART C

                               OTHER INFORMATION

                     WARBURG, PINCUS JAPAN OTC FUND, INC.

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements included in Part B:

                    (1)  Financial Statements included in
                         Part A:
                         (a)  Financial Highlights

                    (2)  Financial Statements included in Part B:
                         (a) Report of Coopers & Lybrand L.L.P., Independent Auditors
                         (b)  Schedule of Investments
                         (c)  Statement of Assets and Liabilities
                         (d)  Statement of Operations
                         (e)  Statement of Changes in Net Assets
                         (f)  Financial Highlights
                         (g)  Notes to Financial Statements

     (b)  Exhibits:


Exhibit No.    Description of Exhibit
-----------    ----------------------
     1(a)           Articles of Incorporation.(1)

      (b)           Articles Supplementary.(1)

     2(a)           By-Laws.(1)

      (b)           Amendment to By-Laws.(1)

     3              Not applicable.

     4              Forms of Share Certificates.(2)

______________________
(1) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on September 22, 1995.

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

Exhibit No.         Description of Exhibit

     5(a)           Form of Investment Advisory Agreement.(1)

      (b)           Form of Sub-Investment Advisory Agreement.(1)

     6              Distribution Agreement.(3)

     7              Not applicable.

     8              Form of Custodian Agreement, as amended.

     9(a)           Form of Transfer Agency Agreement.(4)

      (b)           Form of Counsellors Service Co-Administration
                    Agreement.(4)

      (c)           Form of PFPC Co-Administration Agreement.(5)

      (d)           Forms of Services Agreements.(6)

    10(a)           Opinion of Willkie Farr & Gallagher, counsel to the
                    Fund.(7)

      (b)           Consent of Willkie Farr & Gallagher, counsel to the Fund.

__________________

(3)   Contained in Exhibit No. 15 hereto.

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

Exhibit No.         Description of Exhibit

    11(a)           Consent of Coopers & Lybrand L.L.P., Independent Auditors.

      (b)           Consent of Hamada & Matsumoto, Japanese counsel to the
                    Fund.

    12              Not applicable.

    13              Form of Purchase Agreement.(1)

    14              Retirement Plans.(8)

    15(a)           Form of Shareholder Servicing and Distribution Plan.(1)

      (b)           Form of Shareholder Services Plan.(5)

      (c)           Form of Distribution Agreement.(2)

      (d)           Form of Amended and Restated Distribution Plan.(6)

      (e)           Form of Rule 18f-3 Plan.(9)

    16              Schedule for Computation of Total Return Performance
                    Quotation.

    17(a)           Financial Data Schedule relating to Common Shares.

      (b)           Financial Data Schedule relating to Advisor Shares.

_______________

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

(7) Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice filed on December 19, 1995.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 27, 1995 (Securities Act File No. 33-27031).

Item 25.  Persons Controlled by or Under Common Control with Registrant

          Not Applicable.

Item 26.  Number of Holders of Securities


                                         Number of Record Holders
             Title of Class               as of November 30, 1995
             --------------              ------------------------

         Shares of beneficial interest,
         par value $.001 per share                 2,862

         Shares of beneficial interest,
         par value $.001 per share
         - Series 1                                    0

         Shares of beneficial interest,
         par value $.001 per share
         - Series 2 (Advisor Shares)                   4



Item 27. Indemnification

         Registrant, officers and directors of Warburg, of Counsellors Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc., filed on July 21, 1995.

Item 28. Business and Other Connections of Investment Adviser


         Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

         SPARX Investment & Research, USA, Inc. ("SPARX"), a wholly owned subsidiary of SPARX Asset Management Co., Ltd. ("SPARX Management"), acts as sub-investment adviser to Registrant. SPARX is an independent investment advisory company owned by its president and founder, Shuhei Abe. The list required by this Item 28 of officers and directors of SPARX, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SPARX (SEC File No. 801-47433).

Item 29. Principal Underwriter

         (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc.; Warburg, Pincus Capital Appreciation Fund; Warburg, Pincus Cash Reserve Fund; Warburg, Pincus Emerging Growth Fund; Warburg, Pincus Emerging Markets Fund; Warburg, Pincus Fixed Income Fund; Warburg, Pincus Global Fixed Income Fund; Warburg, Pincus Institutional Fund, Inc.; Warburg, Pincus Intermediate Maturity Government Fund; Warburg, Pincus International Equity Fund; Warburg, Pincus New York Intermediate Municipal Fund; Warburg, Pincus Post-Venture Capital Fund; Warburg, Pincus New York Tax Exempt Fund; Warburg, Pincus Short-Term Tax-Advantaged Bond Fund; and Warburg, Pincus Trust.

         (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

Item 30. Location of Accounts and Records

         (1) Warburg, Pincus Japan OTC Fund, Inc.
             466 Lexington Avenue
             New York, New York  10017-3147
             (Fund's Articles of Incorporation, by-laws and minute books)

         (2) Counsellors Funds Service, Inc.
             466 Lexington Avenue
             New York, New York  10017-3147
             (records relating to its functions as co-administrator)

         (3) PFPC Inc.
             103 Bellevue Parkway
             Wilmington, Delaware  19809
             (records relating to its functions as co-administrator)

         (4) Counsellors Securities Inc.
             466 Lexington Avenue
             New York, New York 10017-3147
             (records relating to its functions as distributor)

         (5) Warburg, Pincus Counsellors, Inc.
             466 Lexington Avenue
             New York, New York 10017-3147
             (records relating to its functions as investment adviser)

         (6) SPARX Investment & Research, USA, Inc.
             413 Seaside Avenue
             Honolulu, Hawaii 96815
             (records relating to its function as sub-investment adviser)

         (7) State Street Bank and Trust Company
             225 Franklin Street
             Boston, Massachusetts 02110
             (records relating to its functions as custodian, transfer agent and dividend disbursing agent)

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

         (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 22nd day of December, 1995.


                      WARBURG, PINCUS JAPAN OTC FUND, INC.


                      By: /s/Richard H. King
                           Richard H. King
                              President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       Signature                              Title                         Date
       ---------                              -----                         ----

 /s/  John L. Furth                     Chairman of the Board and   December 22, 1995
      John L. Furth                     Director

 /s/ Richard H. King                    President                   December 22, 1995
     Richard H. King

 /s/ Stephen Distler                    Vice President and Chief    December 22, 1995
     Stephen Distler                    Financial Officer

 /s/ Howard Conroy                      Vice President, Treasurer   December 22, 1995
     Howard Conroy                      and Chief Accounting
                                        Officer

 /s/ Richard N. Cooper                  Director                    December 22, 1995
     Richard N. Cooper


 /s/ Donald J. Donahue                  Director                    December 22, 1995
     Donald J. Donahue

 /s/ Jack W. Fritz                      Director                    December 22, 1995
     Jack W. Fritz


 /s/ Thomas A. Melfe
     Thomas A. Melfe                     Director                    December 22, 1995

 /s/ Alexander B. Trowbridge             Director                    December 22, 1995
     Alexander B. Trowbridge


                               INDEX TO EXHIBITS

Exhibit No.         Description of Exhibit

     1(a)           Articles of Incorporation.(1)

      (b)           Articles Supplementary.(1)

     2(a)           By-Laws.(1)

      (b)           Amendment to By-Laws.(1)

     3              Not applicable.

     4              Forms of Share Certificates.(2)

     5(a)           Form of Investment Advisory Agreement.(1)

      (b)           Form of Sub-Investment Advisory Agreement.(1)

     6              Distribution Agreement.(3)

     7              Not applicable.

     8              Form of Custodian Agreement, as amended.

     9(a)           Form of Transfer Agency Agreement.(4)

      (b)           Form of Counsellors Service Co-Administration
                    Agreement.(4)

      (c)           Form of PFPC
                    Co-Administration Agreement.(5)

      (d)           Forms of Services Agreements. (6)


______________________
(1) Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on September 22, 1995.

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (Securities Act File No. 33-61225).

(3)     Contained in Exhibit No. 15 hereto.

        10(a)         Opinion of Willkie Farr & Gallagher, counsel to the
                      Fund.(7)

         (b)          Consent of Willkie Farr & Gallagher, counsel to the
                      Fund.

        11(a)         Consent of Coopers & Lybrand L.L.P., Independent
                      Auditors.

         (b)          Consent of Hamada & Matsumoto, Japanese counsel to the
                      Fund.

        12            Not applicable.

        13            Form of Purchase Agreement.(1)

        14            Retirement Plans.(8)

______________________

(4) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-27031).

(6) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund Inc., filed on December 18, 1995 (Securities Act File No. 33-63655).

(7) Incorporated by reference to Opinion of Willkie Farr & Gallagher filed with Registrant's Rule 24f-2 Notice filed on December 19, 1995.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A for Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

        Exhibit No.       Description of Exhibit


    15(a)           Form of Shareholder Servicing and Distribution Plan.(2)

      (b)           Form of Shareholders Services Plan.(5)

      (c)           Form of Distribution Agreement.(2)

      (d)           Form of Amended and Restated Distribution Plan.(6)

      (e)           Form of Rule 18f-3 Plan.(9)

    16              Schedule for Computation of Total Return Performance
                    Quotation.

    17(a)           Financial Data Schedule relating to Common
                    Shares.

    17(b)           Financial Data Schedule relating to Advisor
                    Shares.

______________

(9) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity Fund, Inc. filed on December 27, 1995 (Securities Act File No. 33-27031).